06/16/99                       Exhibit 10.26                                  1

    VIDEO IMAGING SYSTEM (VIS) PURCHASE ORDER ATTACHMENT
    IMAGEWARE/MILWAUKEE COUNTY PROJECT RESPONSIBILITY AGREEMENT
--------------------------------------------------------------------------------

    INSURANCE
    1. ImageWare will provide Milwaukee County Procurement Division with an updated Certificate of Insurance. (The certificate provided on March 1, 1999 expires in July.)

    USER DEFINED LISTS
    2. Milwaukee County (the County) will provide ImageWare with user defined lists in ASCII or space delimited text files on either floppy disks or CD-ROM for initial loading.

    NETWORK CONNECTIVITY
    3. The County will provide equipment and adequate ports to connect to the Network.

    4. The County will be responsible for necessary network configurations or modifications. ImageWare will inspect each site and provide a site preparation document indicating required modifications.

    ENVIRONMENT MODIFICATIONS
    5. The County must pre-approve modifications to the physical environment for capture stations located in the CJF and HOC (i.e. lighting and pedestal installation, background preparation). ImageWare will inspect each site and will provide a site preparation document indicating required modifications. The County will modify background walls and electrical wiring as specified in the site preparation document. ImageWare will install lighting, pedestals, and cameras.

    PAYMENT TERMS
    6.    Payment terms will be as follows:
                Hardware (Dual Processor Netfinity Server, Camera Sub-Systems, Capture Hardware, Investigative Hardware), Licenses (Sybase), Shipping, and Handling upon issuance of Purchase Order (31%); Capture Station Software, Interfaces (StarQuest, NIST/Indentix), Conversion, Services (Specifications Gathering, Database Customization, Project Management), Installation and Training upon installation, or completion, and acceptance of each of these deliverables (36%); and Investigative Display Software upon final system acceptance (33%).

    PAYMENT PROCEDURE
    7.    The payment procedure will be as follows:
          a. ImageWare will submit original invoices to the County's Fiscal Affairs Accounts Payable Department.
                Milwaukee County Fiscal Affairs - A/P
                901 N. 9th St.
                Courthouse Room #301
                Milwaukee, WI 53233-1425

06/16/99                                                                      2

          b. ImageWare will submit COPIES of original invoices to the County's Information Management Services Division (IMSD) Project Manager for approval.
                Adrian Warnier
                Milwaukee County IMSD West
                802 N. 94th St.
                Milwaukee, WI 53226
                (414) 257-6434

          c. The County Project Manager will forward payment authorization to IMSD East (main office). IMSD East will authorize the Accounts Payable Department to make payment. Any questions regarding payments will be directed to IMSD East.
                Elizabeth Thundercloud
                Milwaukee County
                IMSD/Schlitz Park, Suite #600
                235 W. Galena St.
                Milwaukee, WI 53212
                (414) 289-6939

          d. The Accounts Payable Department shall make payment within 30 days.

    SECURITY CLEARANCE
    8. ImageWare will submit the following information to the County for security clearance of all employees or subcontractors who will require access into the Criminal Justice Facility, House of Correction, and Milwaukee Police Department:
          a.    Last name, First name, Middle initial
          b.    Title
          c.    Sex/Race
          d.    Date of Birth
          e.    Social Security Number
          f.    Driver's License Number and State

    DELAY PENALTY
    9. ImageWare will have the system installed by October 1st to allow 30 days for final system testing and final system acceptance. The system acceptance testing period will be considered successful if all requirements defined in the RFP response, the Purchase Order and the Project Responsibility Agreement (this document) have been met. The County will assess penalties at a rate of $100.00 per day for each CALENDAR day ImageWare delays implementation beyond Nov. 1, 1999.

    CONVERSION

    10. The County will provide existing images, excluding thumbnails, in individual .jpg files on either CD-ROM or hard disk. ImageWare will split the .jpg images into separate front and side images. ImageWare will create a batch application which will:
          a.    Extract booking numbers from the existing dBase III database.

06/16/99                                                                       3

      b. Query DB2 via StarSQL for required CJIS data related to the booking numbers.

      c. Download the booking numbers and related CJIS data to disk. ImageWare will complete conversion by loading all images and data into the new system database.

USER-DEFINABLE FLAGS

11. The County will provide user-definable flags that can be associated to each booking. [These are record types that allow database segregation; i.e. adult (default); juvenile; employee, etc.]

INVESTIGATIVE WORKSTATIONS

12. The County will upgrade Sheriff's Department Investigative Workstations to Pentium II, 64 mg RAM, Win 95/98 with graphic capability of 256 colors and 800X600 resolution.

TECHNICAL AND FUNCTIONAL CAPABILITIES

13. ImageWare agrees to meet all requirements specified in RFP #098002, Amendment #1, and this document unless expressly noted in the RFP Response or response to this document.

      a. CJIS INTERFACE: ImageWare will develop the Option 2 direct-connect interface using StarSQL, licensed by the County. ImageWare will provide the County with a development plan including tasks and timeframes.

      b. IDENTIX INTERFACE: ImageWare and Identix will jointly develop the Identix interface. ImageWare will develop a query mechanism to transmit data and images to Identix in the format specified in the Identix File Communications Protocol document. Identix will transmit ANSI/NIST packages to the State. ImageWare will provide the County with a development plan including tasks and timeframes.

      c.  IMAGE SERVER: The Image Server will be a rack server.

      d. LINE-UPS: ImageWare will include functionality to display both front and side images in a line-up.

      e. LINE-UPS/MUG BOOK: ImageWare will include functionality to view one image at a time, and save "mug book" look-ups.

      e. CUSTOM PRINT FORMATS: The County will provide ImageWare with specifications for the 6 custom print formats. ImageWare will include in the wanted poster print format a customizable free-form text field.

      f. MAINTENANCE: ImageWare will begin maintenance after final system acceptance. ImageWare will provide the County with a Maintenance Agreement. This agreement will be renewable and will provide coverage 24 hours a day, 7 days a week for the first year. The County will have the option to reduce the amount of coverage in subsequent years.

06/16/99                                                                      4

      g. TRAINING: ImageWare will provide 2 days of training. One day will be for system administrators/maintenance staff. The other day will be "Train-the-Trainers" for users. The County will schedule no more than 20 people per class.

      h. HARDWARE: The County will purchase all hardware specified in the System Quotation from ImageWare.

WORK/INSTALLATION PLAN

14. ImageWare will name and provide the resume of their Project Manager. The County Project Coordinator will be:
          Dawn Gehlhoff
          802 N. 94th St.
          Milwaukee, WI 53226
          (414) 257-5548

      ImageWare will provide an updated work/installation schedule.

-------------------------------------------------------------------------------

This document was prepared as an attachment to the Video Imaging System Purchase Order to further clarify the requirements, terms, conditions, and project responsibilities of RFP #098002.

ImageWare Software, Inc.:              Milwaukee County:

Name  [ILLEGIBLE]                       Name  /s/ Julious J. Hulbert
      --------------------------              -------------------------------
Title  CFO                              Title  Julious J. Hulbert,
       -------------------------               ------------------------------
Date  6/29/1999                         Date  Purchasing Admin.
      --------------------------              -------------------------------
                                              June 28, 1999

                                        Approved as to form and
                                        Independent Controller status
                                        by Corporation Counsel

                                        [ILLEGIBLE]
                                        -----------------------------

MILWAUKEE COUNTY CENTRALIZED PURCHASE ORDER


                                                                                                  ======================
                                                                                                  CNTRIZD ORDER NO.         PAGE
                                                                                                    PC 116                 NUMBER
                                                                                                    74162
===================================================================================================================================
DOC    QUANTITY       UNIT     COMMODITY CODE         BIO AND LINE        REQUISITION AND LINE   ACCT         UNIT COST
LINE                  MEAS.                                                                      LINE
NO.                         -------------------------------------------------------------------------------------------------------
                                                                             DESCRIPTION                             EXTENDED COST
-----------------------------------------------------------------------------------------------------------------------------------
                           YEAR    2000    COMPLIANCE

                           1.  THE CONTRACTOR, VENDOR OR PROFESSIONAL REPRESENTS, WARRANTS AND COVENANTS THAT ANY SOFTWARE,
                           HARDWARE, PRODUCT, SERVICES ETC: OR ANY MECHANICAL EQUIPMENT, VEHICLES, AUTOMOBILES, OR ANY ITEM
                           CONTAINING EMBEDDED COMPUTER CHIPS IS DESIGNED TO BE USED PRIOR TO, DURING AND AFTER THE CALENDAR
                           YEAR 2000 A.D., AND THAT THE ABOVE MENTIONED ITEMS WILL OPERATE DURING EACH SUCH TIME PERIOD WITHOUT
                           ERROR RELATING TO, OR THE PRODUCT OF DATE DATA WHICH REPRESENTS OR REFERENCES DIFFERENT CENTURIES
                           OR MORE THAN ONE CENTURY.

                           2.  THE FOREGOING REPRESENTATION, WARRANTIES AND COVENANTS ARE IN ADDITION TO, AND NOT IN
                           LIMITATION OF, OTHER WARRANTIES, REPRESENTATIONS AND COVENANTS OF THE CONTRACTOR, VENDOR OR
                           PROFESSIONAL SET FORTH IN THIS AGREEMENT.

                           3.  THE CONTRACTOR, VENDOR OR PROFESSIONAL SHALL INDEMNIFY AND REIMBURSE THE COUNTY FOR DAMAGES
                           CAUSED BY THE YEAR 2000 NON-COMPLIANCE, INCLUDING ACTUAL DAMAGES AND CONSEQUENTIAL DAMAGES AND COST
                           OF REMEDYING THE PROBLEM.












-----------------------------------------------------------------------------------------------------------------------------------

COPY 1: VENDOR                                     /s/ JULIOUS J. HUBERT                        TOTAL AMOUNT
                                                   JULIOUS J. HUBERT                        ---------------------------------------
                                              (PURCHASING ADMINISTRATOR)


                                                                                                                  CNTRIZD    PAGE
MILWAUKEE COUNTY CENTRALIZED PURCHASE ORDER                                                                       ORDER NO.  NUMBER
-----------------------------------------------------------------------------------------------------------------  PC 116     01
DEPARTMENT OF ADMINISTRATION   IT IS A DIRECT CONDITION OF THE TERMS OF                    FOR PAYMENT              74162
   PROCUREMENT DIVISION        THIS CONTRACT THAT IF THERE BE ANY TOXIC           MAIL INVOICES IN DUPLICATE TO: -----------
  12200 WEST WIRTH STREET      SUBSTANCES, MATERIALS OR INFECTIOUS AGENTS,
   MILWAUKEE, WISCONSIN        THE VENDOR SHALL SUPPLY TWO COPIES OF              DEPT. OF ADMINISTRATION
       53222-2123              MATERIAL SAFETY DATA SHEETS IN ACCORDANCE          FISCAL AFFAIRS-ACCOUNTS PAYABLE
                               WITH WISCONSIN STATUTES, CHAPTER 364               ROOM 301, COURTHOUSE               CONFIDENTIAL
                                                                                  901 N. 9TH STREET
  DO NOT MAIL INVOICES         ONE DATA SHEET SHALL BE FURNISHED WITH THE         MILWAUKEE, WI 53233
    TO THIS ADDRESS            MATERIAL SHIPMENT AND ONE COPY SENT TO MILWAUKEE
                               COUNTY PROCUREMENT DIVISION. NO MATERIAL WILL
                               BE ACCEPTED FOR DELIVERY WITHOUT THE REQUIRED
                               DATA SHEET.
------------------------------------------------------------------------------------------------------------------------------------
VENDOR    04963                          SHIP-TO   171
NUMBER:
          IMAGEWARE SOFTWARE                   MILW COUNTY DEPT. OF ADMIN.                   WE RESERVE THE RIGHT TO
          10883 THORNMINT ROAD                 INFORMATION MANAGEMENT SRV DIV                CANCEL THIS ORDER IF
          SAN DIEGO  CA  92127                 SCHLITZ PART, SUITE 600                       SHIPMENT IS NOT MADE AS
                                               235 W GALENA STREET                           OUTLINED.
                                               MILWAUKEE, WI 53212
                                                                                             BY ACCEPTING AND FILLING THIS
                                                                                             ORDER OR ANY PART THEREOF,
                                                                                             THE SELLER HEREBY AGREES TO
                                                                                             AND SHALL BE BOUND BY THE
                                                                                             TERMS AND CONDITIONS PRINTED
                                                                                             ON THE REVERSE SIDE OF THIS
                                                                                             ORDER.
----------------------------------------------------------------------                       & Y2K Language attached.
ORDER DATE   VENDOR TERMS        F.O.B.                DELIVERY DATE
----------------------------------------------------------------------
 06/21/99    NET 30 DAYS         DESTINATION           10/01/99
----------------------------------------------------------------------                       ACCT
DOC       QUANTITY    UNIT       COMMODITY CODE    BID AND LINE   REQUISITION AND LINE       LINE          UNIT COST
LINE                  MEAS. ----------------------------------------------------------------------------------------------------
NO.                                                   DESCRIPTION                                                 EXTENDED COST
--------------------------------------------------------------------------------------------------------------------------------
001         1.000     LOT    20867            098002                                          01           23,550.400000
                             DUAL PROCESSOR NETFINITY SERVER (RAID V) NETFINITY 5500                              23,550.40
                             350/400/450MHZ 1, PER RFP 098002.

                             NOTE: ALL LINE ITEMS PER ATTACHMENT TO PURCHASE ORDER.

002         1.000     LOT    20867            098002                                          01           34,196.250000
                             CAMERA SUBSYSTEMS - HITACHI HV-C20, NIST STANDARDS,                                  34,196.25
                             3-CHIP, 3/LOT, PER RFP 098002.

003         1.000     LOT    20867            098002                                          01            8,812.800000
                             CAPTURE HARDWARE - IBM PC 300PL 6862 (4X$) 2,                                         8,812.80
                             4/ LOT, WITH G74-17 MONITOR.

004         1.000     LOT    20867            098002                                          01           4,406.400000
                             INVESTIGATIVE HARDWARE - IBM PC 300 PL 6862 (4X4) 2                                  4,406.40
                             WITH MONITOR.

005         1.000     LOT    20867            098002                                          01           6,720.000000
                             PRINTERS - HP2000CXI, 8/LOT                                                          6,720.00

                                                   (CONTINUED ON PAGE 02)
--------------------------------------------------------------------------------------------------------------------------------
                                                     /s/ JULIOUS J. HUBERT
COPY 1: VENDOR     BUYER:    MICHAEL BURCZYK             JULIOUS J. HUBERT          TOTAL AMOUNT
                             414-223-8127            (PURCHASING ADMINISTRATOR)  -----------------------------------------------


MILWAUKEE COUNTY CENTRALIZED PURCHASE ORDER                                                                      CNTRIZD
                                                                                                                 ORDER NO.   PAGE
                                                                                                                  PC 116    NUMBER
                                                                                                                  74162       02
----------------------------------------------------------------------------------------------------------------------------------
                                                                                            ACCT
DOC       QUANTITY    UNIT       COMODITY CODE    BID AND LINE   REQUISITION AND LINE       LINE            UNIT COST
LINE                  MEAS.      -------------------------------------------------------------------------------------------------
NO.                                                   DESCRIPTION                                                  EXTENDED COST
----------------------------------------------------------------------------------------------------------------------------------
006         1.000     LOT    20867            098002                                          01            1,323.000000
                             LAMINATOR - 3/LOT                                                                     1,323.00

007         1.000     LOT    20867            098002                                          01              178.200000
                             FASTENER TOOL - 3/LOT                                                                   178.20

008         1.000     LOT    20867            098002                                          01               216.000000
                             DIE CUTTER - 3/LOT                                                                       216.00

009         1.000     LOT    20867            098002                                          01              3,269.750000
                             LICENSES - SYBASE 6.0, 25 USERS                                                        3,269.75

010         1.000     LOT    20867            098002                                          01              7,322.510000
                             SHIPPING AND HANDLING -                                                                7,322.51

011         1.000     LOT    20867            098002                                          01             24,000.000000
                             CCS CAPTURE STATION SOFTWARE - 3/LOT.                                                 24,000.00
                             NO CHARGE FOR TWO SUSPECT ID AND TWO CRIME LAB.

012         1.000     LOT    20867            098002                                          01             44,000.000000
                             CUSTOM INTERFACES - SYSTEMS INTEGRATION STARQUEST                                     44,000.00
                             AND NIST WITH INDENTIX

013   300,000.000    EACH    20867            098002                                          01                  0.080000
                             CONVERSION OF RECORDS FROM ALTERNATIVE BOOKING SYSTEM -                               24,000.00

014         1.000     LOT    20867            098002                                          01              1,800.000000
                             SPECIFICATIONS GATHERING -                                                             1,800.00

015         1.000     LOT    20867            098002                                          01                900.000000
                             DATABASE CUSTOMIZATION -                                                                 900.00

016         1.000     LOT    20867            098002                                          01              2,700.000000
                             PROJECT MANAGEMENT -                                                                   2,700.00

                                                   (CONTINUED ON PAGE 03)
----------------------------------------------------------------------------------------------------------------------------------
                                                     /s/ JULIOUS J. HULBERT
COPY 1: VENDOR     BUYER:    MICHAEL BURCZYK             JULIOUS J. HULBERT         TOTAL AMOUNT
                             414-223-8127            (PURCHASING ADMINISTRATOR)  -----------------------------------------------


MILWAUKEE COUNTY CENTRALIZED PURCHASE ORDER                                                              CNTRIZD ORDER NO.    PAGE
                                                                                                               PC116         NUMBER
                                                                                                               74162           03
------------------------------------------------------------------------------------------------------------------------------------
DOC     QUANTITY    UNIT       COMMODITY CODE          BID AND LINE          REQUISITION AND LINE       ACCT       UNIT COST
LINE                MEAS.                                                                               LINE
NO.                         --------------------------------------------------------------------------------------------------------
                                                                  DESCRIPTION                                          EXTENDED COST
------------------------------------------------------------------------------------------------------------------------------------
017        1.000    LOT     20867                   098002                                              01            15,833.710000
                            INSTALLATION-                                                                                  15,883.71

018        1.000    LOT     20867                   098002                                              01             2,000.000000
                            TRAINING-                                                                                       2,000.00

019        1.000    LOT     20867                   098002                                              01           100,000.000000
                            CCS INVESTIGATIVE DISPLAY SOFTWARE, FULL, 25/LOT                                              100,000.00

020        1.000    LOT     20867                   098002                                              01            44,532,550000
                            SUPPORT- 1ST YEAR, 24/7, W/8 HR ON-SITE RESPONSE TIME                                          44,532.55
                            REFERENCING RX 116-721.

************************************************************************************************************************************
**********************************************  ACCOUNTING LINE(S)  ****************************************************************

        ACCT LN:     01      1850 120 1850          W1850E99 D601 D917 8557
                                                                ACCT LINE TOTAL:                349,811.57











                                       ******  END OF PURCHASE ORDER  ******
                              VENDORS MUST COMPLY WITH ALL PROVISIONS OF COUNTY ORD 56.17
------------------------------------------------------------------------------------------------------------------------------------
                                                  /S/ JULIOUS J. HULBERT                 TOTAL AMOUNT                     349,811.57
COPY 1: VENDOR    BUYER:   MICHAEL BURCZYK        JULIOUS J. HULBERT                  ----------------------------------------------
                           414-223-8127      (PURCHASING ADMINISTRATOR)


                              TABLE OF CONTENTS

ASSUMPTIONS & RFP EXCEPTIONS...................................................3


TECHNICAL PROPOSAL..................................ERROR! BOOKMARK NOT DEFINED.


2.1 EXECUTIVE SUMMARY...............................Error! Bookmark not defined.


   SYSTEM OVERVIEW..................................Error! Bookmark not defined.

      CENTRAL SERVER................................ERROR! BOOKMARK NOT DEFINED.

      CAPTURE STATIONS..............................ERROR! BOOKMARK NOT DEFINED.

      INVESTIGATIVE WORKSTATION.....................ERROR! BOOKMARK NOT DEFINED.


   HISTORY..........................................Error! Bookmark not defined.


2.2 TECHNICAL and FUNCTIONAL CAPABILITIES......................................3

   1. GENERAL FEATURES.........................................................3

   2. SYSTEM SECURITY..........................................................5

   3. SYSTEM INTEGRATION.......................................................6

   4. VIDEO IMAGE SERVER.......................................................7

   5. ARCHIVING VIDEO IMAGES...................................................9

   6. CAPTURING VIDEO IMAGES...................................................9

   7. RETRIEVING AND VIEWING VIDEO IMAGES.....................................10

   8. PRINTING VIDEO IMAGES...................................................12

   9. VIDEO LINE-UPS AND WANTED POSTERS.......................................13

   10. INMATE WRISTBANDS AND DOCUMENTS........................................14

   11. CONVERSION OF EXISTING VIDEO IMAGES....................................15

   12. INSTALLATION...........................................................16

   13. MAINTENANCE AND SUPPORT................................................16

   14. TRAINING...............................................................17

      CRIME CAPTURE SYSTEM TRAINING OUTLINE...................................18

REQUEST FOR                     VIDEO IMAGING SYSTEM                11/11/99
PROPOSAL #098002                  MILWAUKEE COUNTY
BID #5467

   15. HARDWARE..............................................................19

2.3 EXPERIENCE & REFERENCES..................................................22

   C.R.I.M.E.S. SUITE OF LAW ENFORCEMENT PRODUCTS............................22

      SUSPECT ID-R-..........................................................22

      CRIME LAB-R-...........................................................22

      VEHICLE ID-TM-.........................................................23

      FACE ID-TM-............................................................23

      CRIME CAPTURE SYSTEM-TM-...............................................23

      ARIZONA DEPARTMENT OF PUBLIC SAFETY....................................24

      LOS ANGELES COUNTY, LAKEWOOD...........................................28

      NEW YOUR CITY POLICE DEPARTMENT........................................31

      HENEPIN COUNTY SHERIFF'S OFFICE (MINNEAPOLIS)..........................31

   VENDOR DATA AND REFERENCE SHEET...........................................32

   XIMAGE EXPERIENCE & SUCCESS STORIES.......................................35

   OTHER NOTABLE BOOKING INSTALLATIONS.......................................35

   IMAGEWARE EXECUTIVES......................................................36

   KEY PROJECT STAFF.........................................................37

   OTHER C.R.I.M.E.S. REFERENCES.............................................43

   OTHER XIMAGE REFERENCES........................ Error! Bookmark not defined.

2.4 MAINTENANCE..............................................................44

2.5 TRAINING.................................................................44

2.6 WORKPLAN.................................................................45

   PROJECT ORGANIZATION & STAFFING...........................................45

   APPROACH TO PROJECT.......................................................45

2.7 FINANCIAL STABILITY......................................................47




IMAGEWARE SOFTWARE, INC.                  2               PHONE 619-673-8600
10883 THORNMINT ROAD                                        FAX 619-673-1770
SAN DIEGO, CA 92127

REQUEST FOR                     VIDEO IMAGING SYSTEM                11/11/99
PROPOSAL #098002                  MILWAUKEE COUNTY
BID #5467

ASSUMPTIONS & RFP EXCEPTIONS
-------------------------------------------------------------------------------

- Any and all user defined and maintained lists will be the same throughout the system, and those lists will be provided to ImageWare for initial loading.
- All necessary equipment to allow connection to the existing network will be provided either by the County or each agency where the installation is to be done. It is expected that there will be adequate ports available at each remote site for the capture station and investigative workstation installation and at the central server installation.
- ImageWare does not desire to take on any network configuration or modifications.
- ImageWare Software Inc. requests the Payment Terms to be part of the contract negotiations, and proposes the following schedule:

           40% upon issuance of Purchase Order;
           40% upon installation of equipment; and
           20% upon final system acceptance.




-------------------------------------------------------------------------------

2.2 TECHNICAL AND FUNCTIONAL CAPABILITIES
-------------------------------------------------------------------------------
    (IWS ANSWERS IN BOLD/ITALICS)


1. GENERAL FEATURES
   ----------------
     1.1. (Mandatory) The video imaging system (VIS) must be capable of capturing, storing, retrieving, displaying, and printing video images.

           THE PROPOSED CRIME CAPTURE SYSTEM (CCS) MEETS ALL OF THESE REQUIREMENTS! ALSO INCLUDED IN THE PROPOSAL ARE 2 FREE COPIES OF CRIME LAB IMAGE ENHANCING SOFTWARE. CRIME LAB IS CAPABLE OF CAPTURING VIDEOS FROM EXTERNAL SOURCES, ENHANCING IMAGES AND REMOVING BACKGROUNDS AS WELL AS A GREAT DEAL OF OTHER PHOTO EDITING CAPABILITIES. SEE ATTACHMENTS.

     1.2. (Mandatory) The VIS must be capable of generating video line-ups and wanted posters.

           CCS GENERATES BOTH VIDEO LINE-UPS AND WANTED POSTERS.
           ADDITIONALLY, WE ARE INCLUDING 2 FREE COPIES OF SUSPECT ID COMPOSITE SOFTWARE, WHICH ALSO PRINTS WANTED POSTERS OF COMPOSITE DRAWING SUSPECTS. SEE ATTACHMENTS.

     1.3. (Mandatory) The VIS must be easy to use and provide a user-friendly interface employing menus and prompts. The workstation software should be easy to learn and simple to operate, even by non-technical personnel.

IMAGEWARE SOFTWARE, INC.                  3               PHONE 619-673-8600
10883 THORNMINT ROAD                                        FAX 619-673-1770
SAN DIEGO, CA 92127

REQUEST FOR                     VIDEO IMAGING SYSTEM                11/11/99
PROPOSAL #098002                  MILWAUKEE COUNTY
BID #5467

           THE CRIME CAPTURE SYSTEM HAS A VERY EASY NAVIGATION METHOD. FUNCTIONS ARE DISPLAYED ON THE FIRST SCREEN, AND THE USER
           PICKS A FUNCTION. EACH SCREEN WITHIN THE FUNCTION ALWAYS INCLUDES THE ABILITY TO GO TO THE PREVIOUS SCREEN OR TO GO TO THE MAIN MENU SCREEN. NO TOOL BARS OR TEXT MENUS ARE REQUIRED. THE SYSTEM IS A WINDOWS PRODUCT, AND MAKES FULL USE OF THE WINDOWS SCREENING PROPERTIES. OUR ENGINEERS HAVE DESIGNED ALL OF OUR SOFTWARE WITH NON-TECHNICAL USERS IN MIND. THE AMOUNT OF SCREENS NECESSARY ARE KEPT TO AN ABSOLUTE MINIMUM. DROP DOWN MENUS, POP-UP WARNINGS AND STANDARD WINDOWS FUNCTION FEATURES ARE ALL INHERENT. SIMPLE BUTTONS AND ICONS MAKE IT VERY EASY TO LEARN AND OPERATE.

     1.4. (Mandatory) The VIS must incorporate non-customized software that can be updated as new features, enhancements, and upgrades become available.

           CCS IS WRITTEN FOR LAW ENFORCEMENT IN GENERAL. THE PROPOSED SYSTEM IS NON-CUSTOMIZED FOR MILWAUKEE COUNTY. AS CCS IS ENHANCED OR UPGRADED, THESE FEATURES CAN BE ADDED TO ALL SYSTEMS, NON-SPECIFIC TO MILWAUKEE COUNTY, BUT INCLUDING MILWAUKEE COUNTY. THIS ALLOWS IMAGEWARE TO KEEP ALL THEIR CUSTOMERS ON A UNIFIED VERSION OF CCS, KEEPING MAINTENANCE COSTS DOWN.

           HOWEVER, WITHIN CCS, EACH INDIVIDUAL DEPARTMENT CAN CUSTOMIZE THEIR OWN SYSTEM WITHOUT ENDANGERING THE UNIFORMITY OF SYSTEMS THROUGHOUT THE COUNTRY. MEANING, PICK LISTS CAN BE CHANGED, FIELDS CAN BE DEFINED BY USERS AND REPORTS CAN BE DESIGNED AND SAVED.

           NOTE: IF THE DIRECT CONNECT OPTION 2 IS CHOSEN FOR THE CJIS INTERFACE, THE LEVEL OF CUSTOMIZATION WILL INCREASE.

     1.5. (Desirable) The VIS should be a modular system that allows Milwaukee County to purchase only the software needed and affords the ability to expand functionality at a future date.

           IN FACT, OUR SYSTEM IS OF MODULARE NATURE. MILWAUKEE COUNTY CAN PURCHASE ONLY WHAT IS NECESSARY AND CAN EASILY EXPAND THEIR CAPABILITIES AT A LATER DATE WITHOUT INCURRING ADDITIONAL HARDWARE COSTS.

     1.6. (Mandatory) The VIS software and hardware must be year 2000 compliant. All dates must contain a century indicator and date compares and calculations must work correctly in the new millennium.

           CCS AND ALL THE C.R.I.M.E.S. MODULAR SOFTWARE HAS BEEN TESTED AND DEVELOPED TO BE YEAR 2000 COMPLIANT.

     1.7. (Mandatory) The VIS must create, transmit, and store video images that meet all State and Federal American National Standards Institute (ANSI) and National Institute of Standards and Technology (NIST) standards.

           CCS MEETS ALL ANSI/NIST STANDARDS. IT IS CAPABLE OF BOTH IMPORTING AND EXPORTING NIST PACKAGES.

     1.8. (Preferred) The VIS should combine video images with fingerprints, demographics, and arrest charge data, and transmit this information as a standard packet to the State Crime Information Bureau (CIB).

IMAGEWARE SOFTWARE, INC.                  4               PHONE 619-673-8600
10883 THORNMINT ROAD                                        FAX 619-673-1770
SAN DIEGO, CA 92127

REQUEST FOR                     VIDEO IMAGING SYSTEM                11/11/99
PROPOSAL #098002                  MILWAUKEE COUNTY
BID #5467

           CCS IS CAPABLE OF COMBINING THE LIVESCAN FINGERPRINT IMAGES AND DATA WITH THE MUGSHOT PHOTO DATA, AND EXPORTING THEM AS A SINGLE PACKAGE.


2. SYSTEM SECURITY
------------------

     2.1. (Mandatory) The VIS must include security that limits access to functionality. The respondent must fully describe system security, including the maximum number of users.

           SYSTEM SECURITY WILL MAKE USE OF BOTH OPERATING SYSTEM PERMISSIONS AS WELL AS DATABASE SOFTWARE SECURITY. THIS WILL ALLOW ACCESS TO CERTAIN FUNCTIONS AND DATA TO BE CONTROLLED BY THE SYSTEM ADMINISTRATOR. THESE PRIVILEGES AND PERMISSIONS WILL BE GIVEN AND CONTROLLED BY USER LOGIN. THERE WILL BE AN ADMINISTRATIVE FUNCTION AVAILABLE ONLY TO THE SYSTEM ADMINISTRATOR, WHERE THESE PERMISSIONS AND PRIVILEGES ARE MAINTAINED. THE MAXIMUM NUMBER OF USERS IS UNLIMITED, HOWEVER, THIS PROPOSAL LIMITS THE CONCURRENCY TO 25.

           SYSTEM SECURITY CONTROLS WHETHER THE IMAGES ARE READ ONLY THROUGH THE OPERATING SYSTEM PERMISSIONS AS WELL AS THE DATABASE SECURITY. IMAGES MUST BE EXPORTED FROM THE DATABASE AND IMPORTED INTO OTHER SOFTWARE TO ALLOW ANY EDITING OF THE IMAGE. IT CANNOT BE SAVED BACK TO THE DATABASE IN ITS ALTERED STATE AS THE ORIGINAL IMAGE. HOWEVER IT CAN BE ADDED TO THE RECORD AS A NEW IMAGE.

     2.2. (Preferred) The VIS should allow unlimited users and limit access to functionality by user ID.

           CCS ALLOWS FOR AN UNLIMITED NUMBER OF USERS AND PASSWORDS TO BE GIVEN. CONCURRENCY IS CONTROLLED BY THE NUMBER OF LICENSES SOLD. THIS PROPOSAL IS WRITTEN FOR 25 CONCURRENT USERS, AS SPECIFIED, BUT WITH UNLIMITED USER ID'S. ADDITIONAL CONCURRENT USERS CAN BE PURCHASED AT ANY TIME. FUNCTIONALITY AND ACCESS ARE LIMITED BY USER ID.

           NOTE: IMAGEWARE CAN PROVIDE THE ABILITY TO SEARCH THE DATABASE USING A SECURE INTRANET AND STANDARD BROWSER, THUS ALLOWING UNLIMITED USERS, HOWEVER, THIS FUNCTION IS NOT PRICED IN THE QUOTE.

     2.3. (Mandatory) The VIS must allow the ability to delete unwanted saved images. System security must control use of this function.

           THE SYSTEM ADMINISTRATOR CAN AUTHORIZE DELETIONS BY CERTAIN USERS THROUGH THE USER ID PASSWORDS.

     2.4. (Desirable) The VIS should allow the ability to disassociate a captured image from incorrect data and re-associate it to correct data. System security should control use of this function.

           IF THE USER HAS EDITING RIGHTS, THEN THIS MAY BE ACCOMPLISHED.

IMAGEWARE SOFTWARE, INC.                  5               PHONE 619-673-8600
10883 THORNMINT ROAD                                        FAX 619-673-1770
SAN DIEGO, CA 92127

REQUEST FOR                     VIDEO IMAGING SYSTEM                11/11/99
PROPOSAL #098002                  MILWAUKEE COUNTY
BID #5467


3. SYSTEM INTEGRATION
---------------------
     3.1. (Mandatory) The respondent must fully describe how the VIS will integrate with Milwaukee County's booking system, the Criminal Justice Information System (CJIS). CJIS stores demographic data in DB2 tables (version 4.1) on the County's mainframe. Milwaukee County's mainframe utilizes an Amdahl GS425 mainframe running MVS/ESA version 4.2.2. An operating system upgrade from MVS/ESA to OS390 will occur some time in 1999.

           IMAGEWARE IS OFFERING TWO SEPARATE INTERFACE OPTIONS.

           OPTION 1 FILE TRANSFER. THIS IS THE TRADITIONAL, YET EFFECTIVE, LOW COST METHOD OF TRANSFERRING DATA BETWEEN DISPARATE SYSTEMS. IT REQUIRES THE CJIS SYSTEM, UPON COMPLETION OF ANY RECORD, TO CREATE A FLAT FILE (B.TXT, ASCII, NIST, ETC.) AND TEMPORARILY STORE THIS FILE IN A DIRECTORY THAT CCS CONSTANTLY MONITORS. IT MAY EVEN BE THE SAME EXACT FILE THAT IS BEING WRITTEN FOR THE IDENTIX INTERFACE. ONCE CCS RECOGNIZES THAT A FILE HAS BEEN CREATED, IT WILL INSTANTLY IMPORT THE DATA INTO THE CCS DATABASE. WHEN THE USER THEN GOES TO TAKE A MUGSHOT AND GATHER ADDITIONAL SMT INFORMATION ON THIS SAME SUBJECT, THE DATA FIELDS ARE ALREADY POPULATED. BASICALLY, ANY TIME A RECORD IS CREATED, EDITED OR DELETED FROM WITHIN THE CJIS DATABASE, THIS INFORMATION AUTOMATICALLY FLOWS TO CCS AND IDENTIX, THEREFOR SYNCHRONIZING BOTH SYSTEMS AND ELIMINATING DUPLICATE ENTRY. THE FILE TRANSFER METHOD CARRIES MANY BENEFITS:

           -  IT IS VERY COST EFFECTIVE
           -  IT IS VERY FAST
           -  THE SAME FLAT FILE CAN BE USED BY MULTIPLE VENDORS AND SYSTEMS
           -  IT IS EASY TO TROUBLESHOOT AND MAINTAIN
           - CHANGES IN DATA CONTENT (NEW REQUIREMENTS) CAN BE MADE RELATIVELY EASILY
           -  IF CJIS IS DOWN, IT DOES NOT AFFECT CCS.
           -  IT CAN BE QUICKLY ENGINEERED
           -  NO THIRD PARTY SOFTWARE OR HARDWARE IS NEEDED
           -  IT REQUIRES ONLY LIMITED CUSTOMIZATION

           OPTION 2 - DIRECT CONNECT - THIS METHOD IS THE MORE RELIABLE OF THE TWO, YET IT INVOLVES MORE CUSTOMIZATION AND ENGINEERING TIME. CCS CONSTANTLY MONITORS ALL FIELDS WITHIN CJIS AND REPLICATES DATA TO THE CCS DATABASE AS CHANGES ARE MADE. USING THIRD PARTY SOFTWARE, STARPIPES ENABLES WINDOWS CLIENT AND SERVER APPLICATIONS TO ACCESS IBM DB2 DATABASES USING TC/PIP. STARPIPES OPERATES WITH STARQUEST'S STARSQL SOFTWARE, AN ODBC DRIVER FOR WINDOWS THAT USES IBM'S DRDA DATABASE INTEROPERABILITY PROTOCOL TO ANY DB2 RELATIONAL DATABASE. THIS METHOD DOES REQUIRE A HIGH LEVEL OF ENGINEERING AND WILL TAKE SEVERAL MONTHS TO ACCOMPLISH. THIS METHOD DOES REQUIRE CCS TO REPLICATE DATA, BUT MORE EFFICIENTLY AND RELIABLY THAN THE FILE TRANSFER METHOD.

     3.2. (Mandatory) The VIS cannot utilize screen scraping to retrieve data from CJIS.

           SCREEN SCRAPING WILL NOT BE USED.

     3.3. (Preferred) The VIS should directly interface with the DB2 data stored on the

IMAGEWARE SOFTWARE, INC.                  6               PHONE 619-673-8600
10883 THORNMINT ROAD                                        FAX 619-673-1770
SAN DIEGO, CA 92127

REQUEST FOR                     VIDEO IMAGING SYSTEM                11/11/99
PROPOSAL #098002                  MILWAUKEE COUNTY
BID #5467

           mainframe and should not employ database replication or a mirrored database solution.

           SEE ANSWER TO 3.1.

     3.4. (Desirable) If the preferred VIS interface is not proposed and a separate database is required, the database should be non-proprietary and the respondent should be responsible for insuring that the VIS database remains synchronized with the CJIS database. Adds, updates, and deletions should only occur within CJIS. Any polling required to update the VIS database should be done by the respondent.

           CCS IS AN OPEN ARCHITECTURE, ODBC COMPLIANT SYSTEM. THE DATA TRANSFER OPTIONS RECOMMENDED IN SECTION 3.1. BOTH INSURE THAT THE VIS REMAINS SYNCHRONIZED WITH CJIS. THE DATA FLOW IS SUCH THAT ALL ADDS, EDITS AND DELETIONS OCCUR ONLY WITHIN CJIS AND ARE THEN TRANSFERRED TO CCS. CCS WILL DO ALL POLLING OF EITHER THE SHARED DIRECTORY OR THE CJIS DATABASE.

     3.5. (Mandatory) The VIS must integrate with the existing Criminal Justice Facility (CFJ) local area network (LAN), a mixed Token Ring/Ethernet environment (moving to all Ethernet) with Novel IPX (version 3.12, upgrading to 4.11 in 1999) and TCP/IP communication protocol.

           THIS REQUIREMENT WILL BE MET.

     3.6. (Mandatory) The VIS software should run on existing CFJ LAN workstations running Windows 95 and should be upgradeable to Windows 98 (MINIMUM CONFIGURATION BELOW).

     -     Pentium 166Mhz Processor
     -     32 MB RAM
     -     1.2 GB Hard Drive
     -     15" SVGA Monitor
     -     OS- Windows 95 or 98

           THE CCS INVESTIGATIVE SOFTWARE IS CAPABLE OF RUNNING ON THE ABOVE HARDWARE GIVEN THAT THE SYSTEMS GRAPHICS ARE CAPABLE OF 800X600 RESOLUTION AND CAN DISPLAY MORE THAN 256 COLORS. CCS INVESTIGATIVE RUNS ON BOTH WINDOWS 95 AND WINDOWS 98.

           RECOMMENDED: IWS RECOMMENDS THAT THE WORKSTATIONS BE A PENTIUM II PROCESSOR WITH 64 MB RAM. ALL GRAPHICS MUST BE CAPABLE OF MORE THAN 256 COLORS AND 800X600 RESOLUTION.

     3.7. (Mandatory) The VIS must have the ability to integrate with Milwaukee County's Identix live-scan fingerprint system.

           CCS HAS SUCCESSFULLY INTEGRATED WITH THE IDENTIX LIVESCAN SYSTEM AT SEVERAL SITES. DATA FLOW CAN BE EITHER WAY. STANDARD NIST TYPE DATA TRANSACTIONS ARE USED TO ACCOMPLISH THIS TASK. IT IS ALSO POSSIBLE TO COMBINE BOTH THE CCS NIST PACKAGE AND LIVESCAN NIST PACKAGE FOR FORWARDING TO THE STATE'S CIB.

4. VIDEO IMAGE SERVER
---------------------
     4.1. (Preferred) The VIS should utilize the existing CJF LAN video image server

IMAGEWARE SOFTWARE, INC.                  7               PHONE 619-673-8600
10883 THORNMINT ROAD                                        FAX 619-673-1770
SAN DIEGO, CA 92127

REQUEST FOR                     VIDEO IMAGING SYSTEM                11/11/99
PROPOSAL #098002                  MILWAUKEE COUNTY
BID #5467

           (configuration below). The respondent must provide the necessary server upgrades to meet VIS requirements.

     -     Compaq Proliant 650OR Server
     -     256 MB RAM
     -     2.1 G Mirrored SYS Volume
     - 30 G, RAID V, VD MUG Volume (Seven 4.3 GB Hard Drives), 24,072 MB Usable Drive Space 14,367 MB Free

           IWS IS PROPOSING TO INSTALL A NEW IBM NETFINITY 5500 SERVER AS DESCRIBED IN REQUIREMENT 4.2.. IT MAY BE POSSIBLE TO UTILIZE THE EXISTING SERVER, HOWEVER, UPGRADES WOULD NEED TO BE MADE TO MATCH THE SPECIFICATIONS FOR THE SERVER IN SECTION 4.2.

     4.2. (Mandatory) The VIS should accommodate a minimum of 5 years of video images on-line (approximately 80,000 images per year).

           THE FOLLOWING SERVER WILL ACCOMMODATE MORE THAN 70,000 IMAGES OVER A PERIOD OF 5 YEARS. FOR FULL DESCRIPTION, SEE PAGE 6.

           --------------------------------------------------------------------
           DUAL PROCESSOR NETFINITY SERVER (RAID V)
           --------------------------------------------------------------------
           Netfinity 5500 450MHz
           --------------------------------------------------------------------
            IBM NETFINITY 5500 PENTIUM II 450 MHZ/512KB L2,256MB ECC, OPEN,32X,PCI/ISA
           --------------------------------------------------------------------
             (Std) 10/100 PCI Ethernet
           --------------------------------------------------------------------
             (Std) 2-Drop 16-bit SCSI Internal Cable
           --------------------------------------------------------------------
             (Std) 32X Max IDE CD-ROM Drive
           --------------------------------------------------------------------
             (Std) 450/100 MHz Pentium II Processor with 512KB ECC L2 Cache
           --------------------------------------------------------------------
             (Std) IBM 1.44MB 3.5-inch Diskette Drive
           --------------------------------------------------------------------
             (Std) IBM 104-key Keyboard (Stealth Gray)
           --------------------------------------------------------------------
             (Std) Integrated IDE Controller
           --------------------------------------------------------------------
             (Std) Integrated PCI Ultra SCSI RAID Controller-dual channel
           --------------------------------------------------------------------
             (Std) Mouse Stealth Gray
           --------------------------------------------------------------------
             (Std) Netfinity 400W Hot-Swap Power Supply
           --------------------------------------------------------------------
             (Std) Netfinity NetBAY3
           --------------------------------------------------------------------
             (Std) Processor Complex Card
           --------------------------------------------------------------------
             (Std) S3 Trio64V2 Graphics - 1MB SGRAM
           --------------------------------------------------------------------
             (Std) Systems Management Processor
           --------------------------------------------------------------------
            IBM 20/40GB DLT Internal SCSI Tape Drive (FH)
           --------------------------------------------------------------------
            IBM Netfinity 400W Hot-Swap Redundant Power Supply II
           --------------------------------------------------------------------
           (4) Netfinity 18.2GB Wide Ultra SCSI SCA-2 SL HDD (Hot Swap, RAID V)
           --------------------------------------------------------------------
            Smart-UPS 1400-17 Min Runtime
           --------------------------------------------------------------------
            ISA 56K/33.6KBPS Plug and Play Data/Fax Modem
           --------------------------------------------------------------------
           (2) 450/100MHz Pentium II Processor with 512KB ECC L2 Cache
           --------------------------------------------------------------------
            G74 - 17(15.9) in. Color Monitor, 69kHz, Stealth Gray
           --------------------------------------------------------------------
            Windows NT Enterprise Server, 25 clients
           --------------------------------------------------------------------

IMAGEWARE SOFTWARE, INC.                  8               PHONE 619-673-8600
10883 THORNMINT ROAD                                        FAX 619-673-1770
SAN DIEGO, CA 92127

REQUEST FOR                     VIDEO IMAGING SYSTEM                11/11/99
PROPOSAL #098002                  MILWAUKEE COUNTY
BID #5467


5. ARCHIVING VIDEO IMAGES
-------------------------
     5.1. (Mandatory) The VIS must archive video images and allow retrieval of archived images. The respondent must fully describe an archiving solution including the amount of disk space.

           CURRENTLY, THE ARCHIVING SOLUTION IS A MANUAL ONE. RECORDS AND DATA MAY BE MOVED TO ANOTHER HARD DRIVE OR CD BY DATE AND CONTROL NUMBER. ONE RECORD WITH TWO PHOTOS IS APPROX. 80K IN SIZE. ONCE ARCHIVED, THEY MAY BE SEARCHED BY SIMPLY IDENTIFYING THE DRIVE AND DATABASE DURING LOG-IN.

           ENGINEERS ARE CURRENTLY WORKING ON AN AUTOMATIC ARCHIVING SOLUTION. WHEN READY, THIS WILL BE A NON-CUSTOMIZED ENHANCEMENT AND DELIVERED TO ALL CCS CUSTOMERS.

     5.2.  (Preferred) The VIS should archive video images after 5 years.

           SEE QUESTION 5.1.

     5.3. (Preferred) The VIS should also archive fingerprint images (approximately 60,000 per yearly, 1 MB per fingerprint image set).

           OUR SOLUTION DOES NOT CURRENTLY ARCHIVE FINGERPRINT IMAGES, BUT THERE IS ROOM FOR DISCUSSION. THE PROPOSED SYSTEM IS DESIGNED FOR RECORDS THAT INCLUDE AN AVERAGE OF 2.5 PHOTOGRAPHS AND TAKE UP ONLY 80K TO 100K PER RECORD. FINGERPRINT IMAGES TAKE UP SUBSTANTIALLY MORE DISK SPACE.


6. CAPTURING VIDEO IMAGES
-------------------------
     6.1. (Mandatory) The VIS must support a minimum of two local and one remote capture station.

           THIS REQUIREMENT WILL BE MET.

     6.2.  (Mandatory) The VIS must support future remote capture stations.

           ADDITIONAL CAPTURE AND INVESTIGATIVE STATIONS CAN BE ADDED EASILY.

     6.3. (Mandatory) VIS capture stations must be configured with video cameras and video-capture hardware.

           A COMPLETE NIST COMPLIANT CAMERA SUB-SYSTEM IS INCLUDED WITH EACH CAPTURE STATION. THIS INCLUDES VIDEO CAMERAS AND CAPTURE BOARDS. ALL PAN AND TILT, ZOOMING AND FOCUSING ARE DONE REMOTELY.

     6.4. (Mandatory) VIS components must be designed for durability in an adult jail booking room environment.

           THIS REQUIREMENT WILL BE MET. THE CAMERA AND LIGHTING IS BOLTED TO THE CEILING. THE REFLECTIVE PEDESTAL IS BOLTED TO THE FLOOR. ALL CAMERA FUNCTIONS ARE CONTROLLED FROM THE CAPTURE WORKSTATION KEYBOARD.

     6.5. (Mandatory) The VIS must allow an operator to preview a video image before

IMAGEWARE SOFTWARE, INC.                  9               PHONE 619-673-8600
10883 THORNMINT ROAD                                        FAX 619-673-1770
SAN DIEGO, CA 92127

REQUEST FOR                     VIDEO IMAGING SYSTEM                11/11/99
PROPOSAL #098002                  MILWAUKEE COUNTY
BID #5467

           accepting and saving the image. The operator must be able to reject all unacceptable or incorrect image and capture a new image.

           THIS REQUIREMENT WILL BE MET. THIS FUNCTION IS INHERENT IN CCS.

     6.6. (Mandatory) The VIS must allow the operator to easily adjust the video camera using capture station software to obtain the best quality image. The system must include functionality to help the user properly align the image (i.e. cross hairs, bullseye, etc.)

           THERE ARE CROSSHAIRS AND GUIDELINES WITHIN THE VIEWING AREA TO ENSURE THAT ALL PHOTOGRAPHS TAKEN MEET NIST REQUIREMENTS. ALL CAMERA FUNCTIONS ARE CONTROLLED FROM THE CAPTURE WORKSTATION. THIS INCLUDES ZOOM, PAN, TILT AND FOCUS.

     6.7. (Preferred) The VIS should allow the operator to easily adjust the brightness and contrast of the video image using capture station software.

           THIS REQUIREMENT WILL BE MET.

     6.8. (Mandatory) The VIS must capture a minimum of one front and one side view video image per record.

           CCS IS CAPABLE OF ASSOCIATING AN UNLIMITED AMOUNT OF PHOTOGRAPHS PER RECORD. THESE PHOTOGRAPHS MAY INCLUDE MUGSHOTS, SMT'S, PROPERTY, EVIDENCE AND CRIME SCENE PHOTOS.

     6.9. (Preferred) The VIS should allow the ability to capture multiple images related to a particular record (i.e. scars, marks, tattoos, and scanned documents).

           CCS IS CAPABLE OF ASSOCIATING AN UNLIMITED AMOUNT OF PHOTOGRAPHS PER RECORD. THESE PHOTOGRAPHS MAY INCLUDE MUGSHOTS, SMT'S, PROPERTY, EVIDENCE AND CRIME SCENE PHOTOS. BMP AND JPG FILES MAY BE IMPORTED USING A TWAIN COMPLIANT SCANNER OR CAMERA.

     6.10. (Desirable) The VIS should allow the ability to annotate an image with free-form text.

           EVERY IMAGE CAN HAVE FREE FORM TEXT ASSOCIATED WITH IT. THIS TEXT MAY ALSO BE KEY-WORD SEARCHED, CREATING A VERY POWERFUL INVESTIGATIVE TOOL.

     6.11. (Desirable) the VIS should allow the ability to capture and store digital images from any TWAIN compatible device.

           ANY TWAIN COMPLIANT DEVICE MAY BE USED TO CAPTURE AND STORE IMAGES.

     6.12. (Desirable) The VIS should allow the ability to export images in multiple formats to any Windows application.

           ALL IMAGES MAY BE EXPORTED AS JPG OR BMP FILES FOR USE BY OTHER APPLICATIONS.


7. RETRIEVING AND VIEWING VIDEO IMAGES
--------------------------------------

IMAGEWARE SOFTWARE, INC.                 10               PHONE 619-673-8600
10883 THORNMINT ROAD                                        FAX 619-673-1770
SAN DIEGO, CA 92127

REQUEST FOR                     VIDEO IMAGING SYSTEM                11/11/99
PROPOSAL #098002                  MILWAUKEE COUNTY
BID #5467

     7.1. (Mandatory) The VIS must support a minimum of 25 local and remote users retrieving and viewing video images.

           THE PROPOSAL SUPPORTS 25 CONCURRENT USERS AND UNLIMITED USER ID'S. ADDITIONAL CONCURRENT USERS MAY BE ADDED AT ANY TIME.

     7.2. (Desirable) The VIS should support unlimited local and remote users retrieving and viewing video images.

           CCS CAN SUPPORT UNLIMITED USERS THROUGH THE LAN OR THROUGH A STANDARD WEB BROWSER, HOWEVER THIS PROPOSAL LIMITS CONCURRENCY TO
           25. ADDITIONAL USERS MAY BE ADDED AT ANY TIME.

     7.3. (Mandatory) The VIS Must allow users to view video Images using the existing 25 CJF LAN workstations (MINIMUM CONFIGURATION BELOW).

           Pentium 166Mhz Processor
           32 MB RAM
           1.2 GB Hard Drive
           15" SVGA Monitor
           OS - Windows 95 or 98

           THE CCS INVESTIGATIVE SOFTWARE IS CAPABLE OF RUNNING ON THE ABOVE HARDWARE GIVEN THAT THE SYSTEMS GRAPHICS ARE CAPABLE OF 800X600 RESOLUTION AND CAN DISPLAY MORE THAN 256 COLORS. CCS INVESTIGATIVE RUNS ON BOTH WINDOWS 95 AND WINDOWS 98.

           RECOMMENDED: IWS RECOMMENDS THAT THE WORKSTATIONS BE A PENTIUM II PROCESSOR WITH 64 MB RAM. ALL GRAPHICS MUST BE CAPABLE OF MORE THAN 256 COLORS AND 800X600 RESOLUTION.

     7.4. (Mandatory) VIS users must be able to retrieve and view a specific image.

           THIS REQUIREMENT WILL BE MET.

     7.5. (Preferred) VIS users should be able to retrieve images based on specified descriptors and should be able to view retrieved images one at a time or as a group.

           THIS REQUIREMENT WILL BE MET.

     7.6. (Mandatory) The respondent must specify response times for retrieving on-line and archived video images.

           THE RESPONSE TIME FOR SEARCHING ON-LINE IMAGES IS LESS THAN TWO SECONDS. THE RESPONSE TIME FOR SEARCHING ARCHIVED IMAGES IS ALSO 2 SECONDS, HOWEVER FIRST YOU MUST CLOSE DOWN CCS AND UPON RE-ENTRY, SELECT THE ARCHIVED DATABASE. THIS PROCESS TAKES APPROX. 15 SECONDS.

     7.7. (Preferred) The minimum response time for retrieving on-line images should be under 3 seconds.

           THIS REQUIREMENT WILL BE MET.

IMAGEWARE SOFTWARE, INC.                 11               PHONE 619-673-8600
10883 THORNMINT ROAD                                        FAX 619-673-1770
SAN DIEGO, CA 92127

REQUEST FOR                  VIDEO IMAGING SYSTEM                       11/11/99
PROPOSAL #098002               MILWAUKEE COUNTY
BID # 5467

       7.8. (Preferred) The minimum response time for retrieving archived images should be under 30 seconds.

             THIS REQUIREMENT WILL BE MET.



8.  PRINTING VIDEO IMAGES

       8.1. (Mandatory) The VIS must produce color and gray scale printouts that include a front view image, a side view image, the booking number, and tile date of arrest. (SEE EXHIBIT 1.)

             THIS REQUIREMENT WILL BE MET

       8.2. (Mandatory) The VIS must support any local and remote Windows compatible printers.

             CCS WILL SUPPORT ANY PRINTER THAT HAS A WINDOWS NT DRIVER.

       8.3. (Preferred) The VIS should support existing network gray scale printers (CONFIGURATION BELOW).

             HEWLETT PACKARD LASER JET 4 (2MB RAM MINIMUM) HEWLETT PACKARD LASERJET 4000 (8MB RAM)

             THIS REQUIREMENT WILL BE MET

       8.4. (Mandatory) The VIS must utilize Windows routing and queuing of print jobs for local printers and remote printers connected through print servers. (Print jobs must queue sequentially.)

             THIS REQUIREMENT WILL BE MET.

       8.5. (Preferred) Users should have the option to prioritize printing a particular job.

             THIS REQUIREMENT WILL BE MET.

       8.6. (Preferred) VIS users should be able to specify the quantity of images to print (i.e. 10 copies of photo # 1 or 1 copy each of photos # 1-10.)

             THIS REQUIREMENT WILL BE MET

       8.7. (Mandatory) The VIS must accommodate a minimum of seven high-quality color image printers (See section 14 Hardware.) These printers must print waterproof color images at a minimum resolution of 600dpi.

             THE HEWLETT PACKARD 2000CXI PROVIDES 600DPI PHOTO REALISTIC, WATER-RESISTANT, LOW COST AND HIGH SPEED PRINTS UP TO 8.5X11. IT UTILIZES REPLACEABLE INK CARTRIDGES TO REDUCE INK WASTE. PRINTS COSTS ARE UP TO 30% LOWER THAN OTHER COLOR DESKTOP PRINTERS, AND IT PRINTS ON A WIDE VARIETY OF PAPER WEIGHTS AND CARD STOCK.

IMAGEWARE SOFTWARE, INC.               12                    Phone  619-673-8600
10883 THORNMINT ROAD                                            FAX 619-673-1770
SAN DIEGO, CA 92127

REQUEST FOR                  VIDEO IMAGING SYSTEM                       11/11/99
PROPOSAL #098002               MILWAUKEE COUNTY
BID # 5467


             PRINTS ARE WATER RESISTANT, NOT WATERPROOF, HOWEVER, THEY MAY BE LAMINATED TO MAKE THEM SO.

             NOTE: ANY PRINTER THAT HAS A WINDOWS NT PRINT DRIVER WILL WORK WITH CCS. HIGH COST DYE-SUB PRINTERS WILL WORK AS WELL (WATERPROOF), BUT BECAUSE THEY ARE VERY TEMPERAMENTAL, AND HAVE SUCH A HIGH PRINT COST, WE DO NOT RECOMMEND THEM. IF MILWAUKEE COUNTY WISHES TO USE A DIFFERENT PRINTER THAN THE ONE WE HAVE SPECIFIED, JUST PROVIDE US WITH A PART NUMBER AND WE WOULD BE HAPPY TO ORDER THEM FOR YOU.


       8.8. (Preferred) The color printers should have the ability to accommodate various sizes and weights of paper and card stock.

             THE HEWLETT PACKARD 2000CXI PRINTS ON A WIDE VARIETY OF PAPER WEIGHTS AND CARD STOCK FROM SIZES 3.5X5 TO 8.5X11.


9.  VIDEO LINE-UPS AND WANTED POSTERS

       9.1. (Mandatory) The VIS must have the ability to generate video line-ups with known suspects, video line-ups with unknown suspects, and wanted posters.

             THIS REQUIREMENT WILL BE MET. IN ADDITION, AND AT NO COST, WE WILL BE PROVIDING TWO FREE COPIES OF SUSPECT ID COMPOSITE SOFTWARE. SUSPECT ID ALSO PRINTS WANTED POSTERS.

       9.2. (Mandatory) The VIS line-up and wanted poster functions must be able to query for demographic data specified by the user.

             THIS REQUIREMENT WILL BE MET.

       9.3. (Preferred) The VIS line-up and wanted poster functions should be able to query CJIS for demographic data specified by the user.

             CJIS DATA IS BEING REPLICATED INTO THE CCS DATABASE. LINE-UP AND WANTED POSTER FUNCTIONS QUERY THE CCS DATABASE.

       9.4. (Mandatory) The VIS must have the ability to produce non-prejudicial line-ups.

             THIS REQUIREMENT WILL BE MET. IN ADDITION, WE WILL BE PROVIDING, AT NO COST, TWO COPIES OF CRIME LAB IMAGE EDITING SOFTWARE.
             THIS SOFTWARE IS CAPABLE OF REMOVING DISTRACTING BACKGROUNDS
             AND COPYING SCARS OR TATTOOS FOR PASTING ON THE OTHER SUBJECTS IN THE LINE-UP. THIS CREATES VERY NON-PREJUDICIAL LINE-UPS.

       9.5. (Preferred) VIS users should be able to specify the number of images to display in a video line-up.

             THIS REQUIREMENT WILL BE MET.

       9.6.  (Preferred) VIS users should be able to save video line-ups.

IMAGEWARE SOFTWARE, INC.               13                    Phone  619-673-8600
10883 THORNMINT ROAD                                            FAX 619-673-1770
SAN DIEGO, CA 92127

REQUEST FOR                  VIDEO IMAGING SYSTEM                       11/11/99
PROPOSAL #098002               MILWAUKEE COUNTY
BID # 5467

             THIS REQUIREMENT WILL BE MET.

       9.7. (Preferred) The VIS should have the ability to present the results of a line-up query one image at a time using a step-through approach. Users must be able to interrupt and later return to viewing the images.

             CURRENTLY, THIS IS NOT A FEATURE OF CCS. ENGINEERS ARE CURENTLY DEVELOPING THIS FUNCTION AND IT WILL BE A STANDARD ENHANCEMENT TO ALL CCS CUSTOMERS.

       9.8. (Preferred) The VIS should have the ability to produce a report or audit trail of the images a witness reviewed and of line-ups generated.

             THERE IS AN AUDIT TRAIL FUNCTION AVAILABLE TO THE ADMINISTRATOR, WHICH DOES PROVIDE INFORMATION ON WHO ACCESSED THE SYSTEM,
             WHAT FUNCTION THEY PERFORMED (ADD, EDIT, DELETE), AND THE DATE AND TIME.

       9.9. (Preferred) Users should be able to use the VIS to design wanted posters that include video image(s), static graphics, static text, and text boxes that are customizable by the user.

             IMAGEWARE WILL PROVIDE SIX CUSTOM PRINT FORMATS. ADDITIONAL FORMATS MAY BE PURCHASED.


10. INMATE WRISTBANDS AND DOCUMENTS

       10.1. (Mandatory) The VIS capture stations must be able to print an inmate wristband photo and data along with two small front view photos. (SEE EXHIBIT 1.)

             THIS REQUIREMENT WILL BE MET.

       10.2. (Mandatory) The VIS must have the ability to generate a tamper-resistant, durable inmate wristband with a photo. In addition to a photo, the inmate wristband must contian a standard 39 bar-code of the inmate booking number and the following data: booking number, last name, first name, middle initial, sex, race, and date of birth. (SEE EXHIBIT 2.)

             THIS REQUIREMENT WILL BE MET.

       10.3. (Mandatory) The MCSD and HOC must approve the design of the inmate wristband including material used, type of clasp, and lamination method.

             IMAGEWARE IS AGREEABLE TO THIS REQUIREMENT.

       10.4. (Desirable) The VIS should eliminate the need to use wristband laminators.

             THE CURRENT METHOD IS TO USE LAMINATORS. IWS IS CURRENTLY TESTING PRINTERS THAT ARE RELIABLE AND CAN ACCOMMODATE THIS NEED, BUT NONE ARE QUOTED AT THIS TIME.

       10.5. (Desirable) The VIS should eliminate the need to use die cutters to separate images.

             THE CURRENT METHOD IS TO USE DIE CUTTERS. IWS IS CURRENTLY TESTING PRINTERS THAT ARE RELIABLE AND CAN ACCOMMODATE THIS NEED, BUT NONE ARE QUOTED AT THIS TIME.

IMAGEWARE SOFTWARE, INC.               14                    Phone  619-673-8600
10883 THORNMINT ROAD                                            FAX 619-673-1770
SAN DIEGO, CA 92127

REQUEST FOR                      VIDEO IMAGING SYSTEM                  11/11/99
PROPOSAL #098002                   MILWAUKEE COUNTY
BID #5467

      10.6 (Preferred) The VIS should have the ability to generate the MCSD Inmate Locator Card and Classification Card and the HOC Rotor Card. (SEE EXHIBITS 3 AND 4.)

            THIS REQUIREMENT WILL BE MET.

      10.7 (Preferred) The VIS should allow users the ability to create and design document templates and define various paper types.

            CCS AND THE PRINTER SPECIFIED ALLOW THE USER TO IDENTIFY
            DIFFERENT PAPER TYPES. CCS WILL SHIP WITH 6 CUSTOM PRINT TEMPLATES THAT ARE TO BE IDENTIFIED DURING THE INSTALLATION STAGE. ADDITIONAL PRINT TEMPLATES MAY BE PURCHASED.


11. CONVERSION OF EXISTING VIDEO IMAGES
---------------------------------------

      Milwaukee County has approximately 330,000 images in the existing system that must be converted for use in the new VIS. These images are stored on the existing server in working with the County to identify proper naming standards for the converted images and to populate the vendor's database.

      11.1 (Mandatory) The VIS must allow users to retrieve, display, and print converted existing images. It must also allow users to create video line-ups and wanted posters using these images.

            IWS WILL CONVERT ALL 330,000 IMAGES AND DATA. ONCE THE IMAGES ARE CONVERTED INTO THE CCD DATABASE, LINE-UPS AND POSTERS CAN BE CREATED. SEARCHES CAN BE MADE ON ALL TEXT FIELDS THAT ARE INCLUDED. RETRIEVING, DISPLAYING AND PRINTING WILL ALL BE POSSIBLE.

      11.2 (Mandatory) The respondent must define a process including timeframe that will be used to populate existing images and data into the respondent's proposed database. The total cost of conversion must be included in the cost proposal.

            EXHIBIT 5 IN THE RFP SHOWS THE CURRENT DBASE III VIDEO IMAGE DATABASE FIELDS. ASSUMING THAT THE CUSTOMER PROVIDES ALL THE DATA IN THE FORMAT DISPLAYED IN EXHIBIT 5, CONVERSION WILL TAKE NO MORE THAN 3 WEEKS. THE PRICE FOR THIS CONVERSION IS INCLUDED IN THE COST PROPOSAL.

      11.3 (Preferred) The VIS should store only the image and a link to demographic data on the mainframe.

            THE SOLUTION THAT WE ARE PROPOSING INVOLVES REPLICATION OF DATA. TEXT AND PHOTOS MUST BE PROVIDED IF THE USER WISHES TO SEARCH THESE PHOTOS BASED ON TEXT DESCRIPTORS.

      11.4 (Desirable) If the preferred solution (11.3 above) is not proposed and the VIS requires a separate database, the vendor should query CJIS data to populate the proposed database.


IMAGEWARE SOFTWARE, INC.
10883 THORNMINT ROAD                   15                  Phone 619-673-8600
SAN DIEGO, CA 92127                                          FAX 619-673-1770

REQUEST FOR                      VIDEO IMAGING SYSTEM                  11/11/99
PROPOSAL #098002                   MILWAUKEE COUNTY
BID #5467

            CCS WILL POPULATE IT'S DATABASE BY ONE OF TWO METHODS. CCS WILL EITHER MONITOR A SHARED DIRECTORY FOR FLAT FILES (OPTION 1) OR POLL THE CJIS DATABASE USING STARQUEST. BOTH METHODS INVOLVE REPLICATING DATA.


12. INSTALLATION
-----------------

      12.1  (Mandatory) The VIS must be implemented and operational in 1999.

            THIS REQUIREMENT WILL BE MET

      12.2 (Preferred) The VIS should be implemented and operational by September 1, 1999.

            THIS REQUIREMENT WILL BE MET

      12.3 (Mandatory) The respondent must be responsible for installation of hardware if the County elects to accept the respondent's hardware proposal.

            THIS REQUIREMENT WILL BE MET


13. MAINTENANCE AND SUPPORT
---------------------------

      13.1 (Mandatory) The respondent must include in the cost proposal the costs for maintenance and support for the first through fifth years from the date of system acceptance. Costs must be provided for both twenty-four hours a day, seven days a week coverage and eight hours a day, five days a week coverage.

            THIS REQUIREMENT WILL BE MET AND REFLECTED IN THE COST PROPOSAL.

      13.2 (Mandatory) The respondent must provide documentation detailing maintenance and support coverage.

            MAINTENANCE FOR THE SYSTEM WILL BE 7 DAYS PER WEEK, 24 HOURS PER DAY, WITH ALL AGENCIES IN MILWAUKEE COUNTY SHERIFF'S OFFICE HAVING JUST ONE TOLL-FREE NUMBER TO CALL FOR SERVICE. IMAGEWARE WILL MEET THE RESPONSE TIMES AS OUTLINED IN THE RFP. INITIAL CALLS WILL BE RECEIVED BY THE IWS HELP DESK. IF NO ONE IS AVAILABLE, A CALL BACK WILL BE MADE WITHIN 1 HOUR. WITHIN AN 8 HOUR PERIOD, A HARDWARE TECHNICIAN WILL BE ON-SITE TO TROUBLESHOOT AND CORRECT THE PROBLEM.

            IF ANY INSTALLATION WITHIN ANY AGENCY WILL REQUIRE ACCESS TO RESTRICTED AREAS BY IWS EMPLOYEES, IT IS EXPECTED THAT INFORMATION WILL BE GIVEN TO IMAGEWARE DURING CONTRACT NEGOTIATIONS. IMAGEWARE WILL MAKE ANY AND ALL INFORMATION AVAILABLE TO THE MILWAUKEE COUNTY SHERIFF'S OFFICE FOR EACH EMPLOYEE WHO MUST HAVE ACCESS TO THE RESTRICTED AREAS.

            THE EQUIPMENT AND SOFTWARE SUPPLIED AS PART OF THIS PROPOSAL WILL BE FULLY GUARANTEED FOR A MINIMUM PERIOD OF 12 MONTHS. ALL PRICES QUOTED AS PART OF THIS PROPOSAL ARE GUARANTEED FOR A PERIOD OF 12 MONTHS.

      13.3 (Mandatory) The Respondent must provide twenty-four hours a day, seven days a week, maintenance and support for twelve months from the date of system acceptance. (This must include support on county, state, and federal holidays and in the event of adverse conditions such as weather, fire, national emergencies, or other

IMAGEWARE SOFTWARE, INC.
10883 THORNMINT ROAD                   16                  Phone 619-673-8600
SAN DIEGO, CA 92127                                          FAX 619-673-1770

REQUEST FOR                      VIDEO IMAGING SYSTEM                  11/11/99
PROPOSAL #098002                   MILWAUKEE COUNTY
BID #5467

            acts of God.)

            THIS REQUIREMENT WILL BE MET. AS STATED IN VIS RFP ANSWERS TO VENDOR QUESTIONS, IN THE EVENT OF ADVERSE CONDITIONS PROVIDING TECHNICAL ASSISTANCE WITHIN 4 HOURS MAY BE ACCOMPLISHED VIA TELEPHONE AND/OR ON-LINE SUPPORT.

      13.4 (Mandatory) In the second through fifth years, the County must have the option to continue with twenty-four hours a day, seven days a week maintenance and support or reduce to eight hours a day, five days a week.

            THIS REQUIREMENT WILL BE MET.

      13.5  (Mandatory) Maintenance and support must include software upgrades.

            THIS REQUIREMENT WILL BE MET.

      13.6 (Mandatory) The respondent must provide technical assistance within 4 hours.

            THIS REQUIREMENT WILL BE MET.


14. TRAINING
------------

      14.1 (Mandatory) The respondent must provide various levels of local training to include capture users, retrieval users, system administrators, maintenance supervisors, and technical support.

            SEE OUTLINE ON PAGE 26.

      14.2 (Preferred) The respondent should provide a "train-the-trainers" program for a minimum of 20 people.

            TYPICALLY, IWS WOULD LIKE TO KEEP THE CLASS SIZE DOWN TO 15
            PEOPLE, HOWEVER IF THE FACILITIES ARE AGREEABLE TO US, WE WILL MAKE AN EXCEPTION.

      14.3 (Mandatory) The respondent must describe the curriculum and provide the class length for each training session.

            TRAINING TIME IS KEPT TO A MINIMUM WITH THE CRIME CAPTURE SYSTEM, AS IT IS SO EASY TO USE. 2 DAYS ON-SITE TRAINING IS INCLUDED WITH THE PRICE OF THE SYSTEM. CLASS SIZE IS LIMITED TO 20 AND THE CLASS STYLE IS LECTURE. AFTER THE TRAINING SESSION, USERS HAVE LAB TIME FOR HANDS-ON FAMILIARIZATION.

            FOLLOW-UP TRAINING IS AVAILABLE, EITHER ON-SITE OR AT THE IWS FACILITIES. THE LENGTH OF EACH CLASS IS OUTLINED BELOW.

IMAGEWARE SOFTWARE, INC.
10883 THORNMINT ROAD                   17                  Phone 619-673-8600
SAN DIEGO, CA 92127                                          FAX 619-673-1770

REQUEST FOR                  VIDEO IMAGING SYSTEM                      11/11/99
PROPOSAL #098002               MILWAUKEE COUNTY
BID # 5467


CRIME CAPTURE SYSTEM TRAINING OUTLINE

OBJECTIVE: By the end of the training session, students will know how to book a suspect, search a database, use the mug book function and create photo line-ups.

CLASS SIZE:  Maximum 15 students

TRAINING OUTLINE:
I.   Starting the program                              5 minutes

II.  New Bookings                                     90 minutes
       a.  Adding a New Booking
       b.  Searching for Matches
              1.  Linking Records
              2.  Unlinking Records
       c.  Viewing Records
       d.  Viewing Multiple Bookings
       e.  Editing and Deleting Records
       f.  Printing Individual Records

III. Searching                                        45 minutes
       a.  Quick Search
       b.  Advanced Search
       c.  Saving a Search
       d.  Running and Existing Search
       e.  Deleting and Existing Search
       f.  Printing Search Results

IV.  Mug Book                                         30 minutes
       a.  Searching for Mugshot
       b.  Saving a Mug Book
       c.  Viewing an Existing Mug Book
       d.  Deleting a Mug Book

V.   Photo Line-up                                    40 minutes
       a.  Creating a Photo Line-up
       b.  Saving a Photo Line-up
       c.  Viewing an Existing Photo Line-up
       d.  Deleting an Existing Photo Line-up
       e.  Printing a Photo Line-up

IMAGEWARE SOFTWARE, INC.               18                    Phone 619-673-8600
10883 THORNMINT ROAD                                           FAX 619-673-1770
SAN DIEGO, CA 92127

REQUEST FOR                  VIDEO IMAGING SYSTEM                      11/11/99
PROPOSAL #098002               MILWAUKEE COUNTY
BID # 5467


15.    HARDWARE

       VIS components will be located at the CJF, the HOC, and MPD as follows:

       CJF
       3 capture stations with camera
       4 color printers
       2 die cutters (if needed)
       2 wristband laminators (if needed)
       2 print servers

       HOC
       1 capture station with camera
       1 color printer
       1 die cutter (if needed)
       1 wristband laminator (if needed)

       MPD
       2 retrieve/view stations
       2 color printers
       1 print server

       15.1 (Mandatory) The respondent must recommend configurations (including makes and models) and provide costs in the cost proposal for all necessary hardware.

             FOLLOWING IS A LIST OF ALL THE HARDWARE THAT WE ARE PROPOSING.
             IT IS A VERY ROBUST SYSTEM THAT WILL MEET THE NEEDS OF THE COUNTY WELL INTO THE FUTURE. IT IS POSSIBLE TO PROVIDE LESS POWERFUL SYSTEM COMPONENTS, HOWEVER, THESE ARE OUR RECOMMENDATIONS.

             ------------------------------------------------------------------
             DUAL PROCESSOR NETFINITY SERVER (RAID V) (Mirrored OS)
             Netfinity 5500  450MHz 1
               IBM Netfinity 5500 Pentium II 450MHz/512KB L2,256MB ECC, OPEN, 32X, PC1/ISA
                 (Std) 10/100 PCI Ethernet
                 (Std) 2-Drop 16-bit SCSI Internal Cable
                 (Std) 32X Max IDE CD-ROM Drive
                 (Std) 450/100 MHz Pentium II Processor with 512KB ECC L2 Cache
                 (Std) IBM 1.44MB 3.5-inch Diskette Drive
                 (Std) IBM 104-key Keyboard (Stealth Gray)
                 (Std) Integrated IDE Controller
                 (Std) Integrated PCI Ultra SCSI RAID Controller-dual channel
                 (Std) Mouse Stealth Gray
                 (Std) Netfinity 400W Hot-Swap Power Supply
                 (Std) Netfinity NetBAY3
                 (Std) Processor Complex Card
                 (Std) S3 Trio64V2 Graphics - 1MB SGRAM


IMAGEWARE SOFTWARE, INC.               19                    Phone 619-673-8600
10883 THORNMINT ROAD                                           FAX 619-673-1770
SAN DIEGO, CA 92127

REQUEST FOR                  VIDEO IMAGING SYSTEM                      11/11/99
PROPOSAL #098002               MILWAUKEE COUNTY
BID # 5467


                 (Std) Systems Management Processor
             IBM 20/40GB DLT Internal SCSI Tape Drive (FH)
             IBM Netfinity 400W Hot-Swap Redundant Power Supply II
             (3) Netfinity 18.2GB Wide Ultra SCSI SCA-2 SL HDD
             Smart-UPS 1400-17 Min Runtime
             (2) IBM Netfinity 4.5GB Wide Ultra SCSI SCA-2 Hot-Swap Hard Disk
                 Drive (SL)
             ISA 56K/33.6KBPS Plug and Play Data/Fax Modem
             (2) 450/100MHz Pentium II Processor with 512KB ECC L2 Cache
             G74 - 17(15.9) in. Color Monitor, 69 kHz, Stealth Gray
             Windows NT Enterprise Server, 25 clients
             -------------------------------------------------------------------

             CAMERA SUB-SYSTEMS
             Hitachi KP-D50 Camera, NIST standards
             Computar Lens
             3 point Lighting system
             Pan and Tilt Camera mount
             Reflective Pedestal
             Cable bundle
             NIST compliance capture software
             Capture Card MVPro
             Power Supply

             -------------------------------------------------------------------

             CAPTURE HARDWARE
             IBM PC 300PL 6862 (4x4) 2
              PC 300PL Pentium II 400MHz MMX/512KB, 64MB, 6.4GB, 4MB, 32X, 16bit
             Audio, Win98, PC/ISA
                 (Std) IBM 6.4GB EIDE Hard Drive
                 (Std) 10/100 PCI Ethernet WOL
                 (Std) 16-bit ISA Crystal Audio Integrated
                 (Std) 400/100MHz MMX Pentium II Processor with 512KB Pipeline B
                 (Std) 4MB Integrated SGRAM Video Memory
                 (Std) 64MB 60ns NP SDRAM DIMM
                 (Std) CD-ROM Drive Internal 32X Max (Variable Speed)
                 (Std) IBM 1.44MB 3.5-inch Diskette Drive
                 (Std) IBM 104-key Rubber Dome Keyboard
                 (Std) Integrated IDE Controller
                 (Std) S3 Trio3D AGP Graphics Integrated
              G74-17(15.9) in. Color Monitor, 69 kHz, Pearl White

             -------------------------------------------------------------------

             PRINTERS
             HP 2000Cxi 600 DPI Muli Format

             -------------------------------------------------------------------
             MISC. HARDWARE
             Wristband System (Total)
                Includes print format, laminator, 500 wristbands, and fastener tool


IMAGEWARE SOFTWARE, INC.               20                    Phone 619-673-8600
10883 THORNMINT ROAD                                           FAX 619-673-1770
SAN DIEGO, CA 92127

REQUEST FOR                  VIDEO IMAGING SYSTEM                      11/11/99
PROPOSAL #098002               MILWAUKEE COUNTY
BID # 5467


       15.2 (Mandatory) Milwaukee County must have the option to purchase recommended system hardware independently.

             THIS REQUIREMENT WILL BE MET, HOWEVER, ALL HARDWARE THAT IS PURCHASED MUST BE APPROVED BY IWS FIRST. ALL HARDWARE MUST BE SHIPPED TO IWS FOR INSTALLATION.
























IMAGEWARE SOFTWARE, INC.               21                    Phone 619-673-8600
10883 THORNMINT ROAD                                           FAX 619-673-1770
SAN DIEGO, CA 92127

REQUEST FOR                  VIDEO IMAGING SYSTEM                      11/11/99
PROPOSAL #098002               MILWAUKEE COUNTY
BID # 5467


2.3  EXPERIENCE & REFERENCES
--------------------------------------------------------------------------------

ImageWare Software, Inc. has proven its ability to successfully complete projects of the size and magnitude as the Milwaukee County system, with the state-wide implementation in the state of Arizona. ImageWare is committed to the law enforcement industry, and to providing tools for the quick resolution of crime. This is evident by the development of the C.R.I.M.E.S.-R- suite of modules. C.R.I.M.E.S. is designed to be a tool kit of software for law enforcement to use in the quick, effective, and safe resolution of crime cases.

C.R.I.M.E.S. SUITE OF LAW ENFORCEMENT PRODUCTS
--------------------------------------------------------------------------------
     C.R.I.M.E.S. is a modular family of affordable, easy-to-use software applications that aid law enforcement with the criminal investigative process. Currently there are five Windows-TM- based C.R.I.M.E.S. modules; Suspect ID, Crime Lab, Vehicle ID, Face ID and the Crime Capture System. Over the next two years, ImageWare plans to add additional modules to the C.R.I.M.E.S. software family. Included will be videotape enhancement, face aging, crime scene diagramming, forgery analysis and evidence storage. The multiple module system is fully integrated so information entered into one module is reflected in all others, thus eliminating the time and expense required to interface programs designed by different software companies.

SUSPECT ID-R-
     Suspect ID is the composite module of the C.R.I.M.E.S. software family. Using an online cognitive interview process, officers, witnesses and victims can accurately create full-color, photo-realistic suspect composites within minutes. The digital composites are constructed from catalogs of facial features. The catalogs are comprised of actual photographs, not hand-drawn sketches, so composites from Suspect ID look like people, not like pencil sketches.

      The Suspect ID module was designed specifically for use by law enforcement agencies. Even officers with little or no computer knowledge or artistic talent can complete a suspect composite simply by pointing and clicking with a mouse. Suspect ID is a standard PC-based software application that can be installed on a laptop computer and taken into the field, allowing officers to conduct interviews before the witnesses' and victims' memories fade. For rapid identification, officers can distribute completed composites within minutes via radio, fax or e-mail.

CRIME LAB-R-
     The second module of the C.R.I.M.E.S. family, Crime Lab, is a sophisticated image enhancement and editing program used to fulfill a host of investigative imaging needs such as updating old photos, creating non-prejudicial line-ups, removing distracting backgrounds and enhancing surveillance videos.


IMAGEWARE SOFTWARE, INC.               22                    Phone 619-673-8600
10883 THORNMINT ROAD                                          FAX 619-673-1770
SAN DIEGO, CA 92127

REQUEST FOR                  VIDEO IMAGING SYSTEM                      11/11/99
PROPOSAL #098002               MILWAUKEE COUNTY
BID # 5467


VEHICLE ID-TM-

     Vehicle ID is a revolutionary photo-based software program that helps officers quickly identify and disseminate vehicle information for the purpose of locating a stolen car or a vehicle involved in a crime. Vehicle ID's comprehensive database of over 1,000 vehicles can be searched by features, description, or VIN (Vehicle Identification Number). To ensure a more accurate identification, vehicles matching the query description can be viewed from front, rear, side or three quarter angles. The program also includes a custom paint shop for depicting the exact color of the vehicle. A color copy of the suspect vehicle can then be produced and immediately broadcast, printed or faxed to officers in the field to quickly apprehend suspected criminals.

     Information from NICB's (National Insurance Crime Bureau) VINassist-TM-program has been incorporated into Vehicle ID, enabling officers to obtain images of vehicles based on VIN translation codes. This feature helps officers identify stolen vehicles in cases of switched VINs.

FACE ID-TM-
     Face ID is a state-of-the-art facial recognition and retrieval program that helps officers positively identify both unknown suspects and criminals with multiple aliases. Suspect images that have been captured on a surveillance video, suspect composite or photograph can be searched against any digital database of faces. This powerful investigative tool can also be used at the time of booking to immediately identify criminals with multiple aliases. In addition, the program's face averaging capability allows a witness to search for a suspect by "averaging" those photos that have features similar to those of the actual suspect. Rather than having a witness look through a database one photo at a time, the detective can utilize the face averaging capability to dramatically speed up the identification process.

CRIME CAPTURE SYSTEM-TM-
     Crime Capture System is a flexible, easy-to-use, and affordable digital imaging solution for automated capture, storage and retrieval of booking images and related information. The Crime Capture System utilizes off-the-shelf hardware that complies with open industry standards and easily integrates with an agency's records or AFIS system (Automated Fingerprint Identification System). Utilizing client/server architecture, the Crime Capture System can operate on an array of systems ranging from a stand-alone PC to a wide area network.

     San Diego based ImageWare Software, Inc. is privately held.


IMAGEWARE SOFTWARE, INC.               23                    Phone 619-673-8600
10883 THORNMINT ROAD                                          FAX 619-673-1770
SAN DIEGO, CA 92127

REQUEST FOR                     VIDEO IMAGING SYSTEM                11/11/99
PROPOSAL #098002                  MILWAUKEE COUNTY
BID #5467

IWS has installed investigative software in more than 650 departments throughout the country whose needs are similar, if not exact to those of Milwaukee County. All of the following receive 24 hour customer support with four hour on-site response time.


ARIZONA DEPARTMENT OF PUBLIC SAFETY
-----------------------------------

DESCRIPTION OF INSTALLED SYSTEM AND ITS FEATURES:
Central Server is IBM Netfinity server, dual host cluster, with automatic fail-over in case of one system failure. Shared disk array with RAID level 5 implemented. 15 county intake facilities, with both capture and investigative Crime Capture System workstations. 2 additional sites at county court facilities. Features include an interface with the Identix livescan device, taking all demographic data, creating the record and populating the data fields, making the image capture portion the only step required by the operator. All information and images are immediately available for all other investigative workstations on the network. Arizona DPS has also recently issued a purchase order for the addition of Face ID-TM- to be added to the central server. Each county can then purchase the client software and conduct facial recognition searches using images or composites produced by Suspect ID-TM-. Crime Lab-TM- was also included in each investigative workstation.


FACT SHEET
The State of Arizona in an effort to consolidate images and booking information, has contracted with ImageWare Software, Inc. to install a statewide digital mugshot repository called Mug Photo Interface (MPI). In those locations that are part of the system, the booking process begins at the Identix livescan station where an operator captures the suspect's fingerprints and enters required demographic and biographical information. Once the information is entered into the livescan system, the data automatically transfers to the MPI system via a common linking number. At the MPI capture station, additional mandatory information is recorded, and digital images of the suspect are taken. Upon completion of a record, the information is immediately transmitted via the AZAFIS network to a central repository housed at the Department of Public Safety. At this point, the data is readily available for searching purposes by any agency in the state which has access to the database.

An ImageWare supplied investigative station is used to perform several functions including quick and advanced searches for querying the database, mugbook searches and views for witness identification of a suspect, line-ups, and in the near future, facial recognition which is used to identify unknown suspects and criminals.


ARIZONA MPI TECHNICAL BREAK DOWN

Initial Number of Capture Stations:     17

IMAGEWARE SOFTWARE, INC.                 24               PHONE 619-673-8600
10883 THORNMINT ROAD                                        FAX 619-673-1770
SAN DIEGO, CA 92127

REQUEST FOR                     VIDEO IMAGING SYSTEM                11/11/99
PROPOSAL #098002                  MILWAUKEE COUNTY
BID #5467

Initial Number of Investigative Stations:   17
Approximate Number of Bookings Per Year:    350,000


HARDWARE
Central Site: 2 IBM Netfinity Servers running in a clustered environment and sharing a RAID level 5 array of 82 GB for database storage. Each server has 4 Pentium Pro Processors, 1 GB of RAM memory and 13 GB of internal system disk space. The system drives are mirrored. If the active server fails to reset a heartbeat, the failover takes place automatically, and the drive array fails over to the control of the now active server. There is dial in capability for diagnostic purposes. The operating system is Windows NT Server 4.0 Enterprise Edition with Microsoft Cluster Server.

Capture & Investigative Stations: Each Investigative Station is an IBM 300XL PC with 64MB RAM and 6.1 GB of hard disk storage. The capture camera is a Pulnix TMC-73M with a Computar zoom lens. The camera and lens are mounted on a Hitachi pan and tilt device. The capture card is an Integral Technology MV-Pro. The camera is mounted on its side to accommodate the NIST Best Practice Recommendations and proprietary software does a rotation of the video live feed before it is displayed by the graphics card. Printing and scanning take place on an Epson Stylus 800 printer and an Epson 636 Expressions scanner (SCSI connection). The operating system is Windows NT Workstation 4.0. Each capture and investigative station is connected to the central servers via a wide area network utilizing Ethernet and TCP/IP protocol. Each station runs client software that connects to the central server's database.


                              FOR IMMEDIATE RELEASE
                              ---------------------
           ARIZONA DEPARTMENT OF PUBLIC SAFETY AWARDS STATEWIDE MUG PHOTO
                 INTERFACE CONTRACT TO IMAGEWARE SOFTWARE, INC.

           IMAGEWARE'S CRIME CAPTURE SYSTEM-TM- TO HELP ARIZONA LAW ENFORCEMENT
                              AGENCIES APPREHEND CRIMINALS.

           San Diego, California - January 15, 1998 - After an extensive evaluation process, the State of Arizona announced Wednesday that they had awarded the Arizona Statewide Digital Mug Photo Interface Contract to ImageWare Software, Inc. The contract is expected to exceed one million dollars and is the first contract of its kind to be awarded for a statewide mugshot system. "We are very pleased to provide Arizona law enforcement with a complete solution for their mug photo needs," says Jim Miller, President and CEO of ImageWare Software, Inc., "We feel the Crime Capture System will provide a quantum leap forward for the State."

           Under the terms of the contract, the State of Arizona will utilize ImageWare's Crime Capture System (CCS), a state-of-the-art digital booking, identification and retrieval program. The main CCS database will be housed at the Arizona Department of Public Safety. Seventeen sites will be capable of capturing mugshots, SMT (scars, marks, and tattoos) photos, and descriptive data for each suspect

IMAGEWARE SOFTWARE, INC.                 25               PHONE 619-673-8600
10883 THORNMINT ROAD                                        FAX 619-673-1770
SAN DIEGO, CA 92127

REQUEST FOR                     VIDEO IMAGING SYSTEM                11/11/99
PROPOSAL #098002                  MILWAUKEE COUNTY
BID #5467

they arrest. Each remote site will also receive an investigative workstation capable of searching and viewing the mugshot database and creating photo line-ups. Once information is entered into the remote database, the central repository is immediately updated allowing all agencies access to the most recent information. Officers and Detectives will no longer have to spend hundreds of hours searching through file cabinets of photographs to identify a suspect or generate a photo line-up, instead they will use CCS's central repository and systematically search the digital database of images for similarities between suspects, thus speeding up case processing. The new CCS system will also interface directly with the existing Arizona Automated Fingerprint Identification System (AZAFIS) network.

           The State of Arizona and ImageWare have agreed to an aggressive implementation schedule which will have the system fully operational by June 1998. Once the first phase is complete, there are plans to move forward with the implementation of additional C.R.I.M.E.S.-TM- modules including: Suspect ID-TM- (a composite program), Crime Lab-R- (an image enhancement and edit program), Vehicle ID-TM- (a vehicle identification program), and what Ben Armstrong, the Lead Business Analyst with the Maricopa County Sheriff's Office considers, "one of the most promising law enforcement tools," Face ID-TM- (a facial recognition program). All of these modules combined will create a fully integrated law enforcement solution for the State of Arizona.

           San Diego-based ImageWare Software, Inc. is a leader and innovator in PC-based digital imaging, with its primary focus on law enforcement software. Through its growing family of C.R.I.M.E.S. software modules, ImageWare is effectively assisting in the resolution of crime worldwide. Currently, the five C.R.I.M.E.S. modules are being used by more than 500 law enforcement agencies worldwide. ImageWare Software, Inc. is privately held.
                                        ###


                              THE ARIZONA REPUBLIC

              POLICE SING PRAISES OF NEW STATEWIDE MUG SHOT SYSTEM
                     PUBLISHED ON SATURDAY, SEPTEMBER 12, 1998

BYLINE: BY JUDI VILLA, THE ARIZONA REPUBLIC

In seconds, a suspect's booking mug can be seen by law enforcement agencies throughout the state. A few computer keystrokes, and a detective can have more pictures than he'll ever need for a photographic lineup. And if there is no suspect, that same detective can type in a physical description and get a list of potential bad guys in no time.

Welcome to the Mug Photo Interface, a subsystem of the Arizona Automated Fingerprint Identification System. MPI uses electronic imaging to capture mug shot photos and transmit them immediately to a statewide image database operated by the state Department of Public Safety. "It is going to revolutionize (police work) just like fingerprints did," said Clyde Tess, a crime lab supervisor with the Maricopa County Sheriff's Office. "It'll solve cases faster. It'll

IMAGEWARE SOFTWARE, INC.                 26               PHONE 619-673-8600
10883 THORNMINT ROAD                                        FAX 619-673-1770
SAN DIEGO, CA 92127

REQUEST FOR                     VIDEO IMAGING SYSTEM                11/11/99
PROPOSAL #098002                  MILWAUKEE COUNTY
BID #5467

help in identifying suspects faster. "If a suspect is entered into the database in Phoenix then goes down to Tucson and commits a crime, the victim can identify the suspect the same day. Before an agency would have to send a photo or fax it. Faxes aren't always that good, and the mail takes a day or two. This is instant."

The MPI system went online Thursday in 10 counties. The first booking mug was entered by the Santa Cruz County Sheriff's Office in Nogales. "It's pretty nice," said Ramon Villela, a detention officer in Nogales. "It's going to make our jobs easier and faster, and the detectives are going to be able to do lineups faster."

Arizona's program, funded by a grant from the Arizona Criminal Justice Enhancement Fund, will be one of the most progressive in the country, officials say. Although some cities, including San Diego and Boston, have limited imaging databases, only Arkansas has a statewide system. And that one collects information form only six sites. Seven more sites, including police departments in Mesa, Tempe, Phoenix, Scottsdale, and Glendale, will be added to MPI by next summer. and by the end of this year, five sheriff's departments that already have their own mug photo systems will be linked to the statewide system. A few agencies, like the Chandler Police Department, have purchased their own equipment to hook into the system.

"Here's a great thing," said Mark Hatcher, an identification supervisor for the Mesa Police Department and chairman of the MPI Task Force. The task force, a grass-roots effort with members from five police agencies in Arizona has been working for two years to implement the technology. "This opens up communication from Yuma County to Navajo County," Hatcher said. "Geographically, they're at different ends of the state, but they can do a search just like they were here at DPS."

The system standardizes the way mug shots are taken and stored, sets up a "major clearinghouse" for all photos and allows investigators anywhere in the state to search for, retrieve and print out mugs and suspect information from virtually anywhere in the state. It also can be used to create photo lineups and books of mug shots for victims to look through. "Say a suspect does a robbery with a mask, and he's got a tattoo on his arm," Villela said. "Detectives can take that picture of that tattoo and scan it into the system, and it'll give you everybody that has that tattoo." The system also is capable of tracking gang affiliations, weapons and registered sex offenders.




IMAGEWARE SOFTWARE, INC.                 27               PHONE 619-673-8600
10883 THORNMINT ROAD                                        FAX 619-673-1770
SAN DIEGO, CA 92127

REQUEST FOR                     VIDEO IMAGING SYSTEM                11/11/99
PROPOSAL #098002                  MILWAUKEE COUNTY
BID #5467

LOS ANGELES COUNTY, LAKEWOOD
----------------------------

ImageWare Software has great experience in the area of composite creation and the identification of suspects using those composites. The most recent and important news involves the facial recognition software, Face ID. This software was created using algorithms developed from MIT research, which ImageWare has the exclusive right to offer to the law enforcement industry. The software describes a portion of the face of an individual mathematically, from the eyebrows to the lips. This represents the majority of facial features used to differentiate individuals and discounts such things as hair length and style, eyeglasses, hats, and other adornments.

Face ID is presently installed at the Lakewood substation of the Los Angeles Sheriff's Department, and was recently used to capture a carjacking suspect. The victim gave a very accurate description to the Sheriff's Department, and a composite was created using ImageWare's Suspect ID. This composite was used to then search their mugshot database using Face ID. The returned search results contained a suspect that the victim identified from a lineup. This search took approximately 90 seconds to perform, and caused the identification and apprehension of the suspect, and subsequently the District Attorney's office has filed charges against the suspect. The press release of this incident follows, along with a view of the composite and actual photo of the suspect.


                                FOR IMMEDIATE RELEASE
                                ---------------------
               LOS ANGELES SHERIFF'S DEPARTMENT IDENTIFIES SUSPECT
                     WITH NEW HIGH-TECH CRIME FIGHTING SOFTWARE

              DETECTIVES UTILIZE FACE ID-TM- FACIAL RECOGNITION SOFTWARE
                       TO ARREST CAR-JACKING AND BATTERY SUSPECT.

San Diego, California - November 3, 1997 - Just three days after installation of their newest crime fighting weapon, detectives with the Los Angeles County Sheriff's Department arrested a car jacking and battery suspect "that would never had been identified without Face ID-TM- facial recognition software", according to Sergeant Bill Conley of the Los Angeles Sheriff's Office. With no leads, frustrated detectives had given up on the case weeks prior and considered it dead until the installation of Face ID. Using a composite of the suspect, detectives employed the facial recognition program to search their digital mugshot database for possible matches. Within seconds the automated search results displayed photos in rank order that were similar to those of the composite. Detectives investigated the matches, created a photo-line-up and two witnesses positively identified Eduardo Ochoa as the suspect. Ochoa was arrested on October 30, 1997 and is being held in lieu of $125,000 bail. Sergeant Conley was amazed and commented, "Face ID is one of the most innovative breakthroughs in law enforcement technology."

IMAGEWARE SOFTWARE, INC.                 28               PHONE 619-673-8600
10883 THORNMINT ROAD                                        FAX 619-673-1770
SAN DIEGO, CA 92127

REQUEST FOR                     VIDEO IMAGING SYSTEM                11/11/99
PROPOSAL #098002                  MILWAUKEE COUNTY
BID #5467

Face ID, one of the modules of the C.R.I.M.E.S.-R- suite of integrated law enforcement programs developed by ImageWare Software, Inc., is a state-of-the-art facial recognition and retrieval program. Now, investigators no longer have to spend hundreds of hours trying to identify a suspect. Detectives can take a suspect composite created in ImageWare's Suspect ID-TM-program, and seamlessly export it to Face ID, which in turn will systematically search any digital database of booking images to identify possible suspects. Similarly, a suspect's image caught on a bank or convenience store surveillance video can be run against a digital photo database for possible identification. With Face ID, officers will be able to utilize this facial recognition technology at the time of booking to immediately identify a criminal with multiple identities or outstanding warrants.

San Diego-based ImageWare Software, Inc. is a leader and innovator in PC-based digital imaging, with its primary focus on public sector and law enforcement software. Through its growing family of modules, ImageWare is effectively creating a fully integrated solution to assist in the resolution of crime worldwide. Currently, the C.R.I.M.E.S. suite consists of five modules: Suspect ID (facial composite module), Crime Lab-TM- (an image enhancement and edit program), Vehicle ID-TM- (vehicle identification program), Face ID (facial recognition application) and Crime Capture System (digital booking module) which are being used by more than 500 law enforcement agencies worldwide. ImageWare Software, Inc. is a privately held company.





















IMAGEWARE SOFTWARE, INC.                 29               PHONE 619-673-8600
10883 THORNMINT ROAD                                        FAX 619-673-1770
SAN DIEGO, CA 92127

REQUEST FOR                       VIDEO IMAGING SYSTEM                11/11/99
PROPOSAL #098002                    MILWAUKEE COUNTY
BID #5467

                LOS ANGELES SHERIFF'S DEPARTMENT IDENTIFIES SUSPECT
                    WITH NEW HIGH-TECH CRIME FIGHTING SOFTWARE

San Diego, California - November 3, 1997 - Just three days after installation of ImageWare's Face ID-TM-, the program proved itself to be the most effective high-tech crime fighting software available. Using a composite of a suspect,

detectives employed Face ID to conduct an automated comparison search and produced a number of photos which closely resembled the suspect in a car jacking and battery case. Both the victim and witness positively identified the suspect who was ranked highest in the comparison search.


                                 [PHOTOS]

                                  Face ID
                                   Search


        [PHOTOS]                                            [PHOTOS]

       Suspect ID-R-                                       Identified
        Composite                                           Suspect



                      "The suspect would never had been

                     identified without Face ID-TM- facial

                            recognition software".

                             -SERGEANT BILL CONLEY-
IMAGEWARE SOFTWARE, INC.   LOS ANGELES COUNTY SHERIFF'S
10883 THORNMINT ROAD                DEPARTMENT               Phone 619-673-8600
SAN DIEGO, CA 92127                                          FAX 619-673-1770

REQUEST FOR                       VIDEO IMAGING SYSTEM                11/11/99
PROPOSAL #098002                    MILWAUKEE COUNTY
BID #5467


NEW YORK CITY POLICE DEPARTMENT
-------------------------------

DESCRIPTION OF INSTALLED SYSTEM AND ITS FEATURES:
With over 400,000 bookings each year, the New York City Police Department is the largest law enforcement agency in the world. The contract for booking systems for the entire NYPD network clearly establishes XImage as the leading company for mugshots. XImage was chosen for the high quality of the system, the adaptability of the software with other technologies and its ability to be scaled to the size of the project.

The New York City Police Department's booking system, spans 76 precincts in 5 boroughs, including 100 capture stations and redundant central servers. XImage has a large customer support staff with 24 hours a day, 7 days a week availability. The operating system is UNIX.

XImage worked as a subcontractor to the worldwide systems integrator, SAIC, Science Applications International Corporation of McLean, VA. SAIC is an established provider of computer and information solutions to governmental agencies worldwide.



HENEPIN COUNTY SHERIFF'S OFFICE (MINNEAPOLIS)
---------------------------------------------

DESCRIPTION OF INSTALLED SYSTEM AND ITS FEATURES:
This system is a UNIX installation with a single ImageBank server, but servicing input and searching from 6 other agencies. There is also a Mail Server within the system. There are a total of 18 workstations, 3 of which are capture stations from within the Henepin County Sheriff's Office. The database size is approximately 600,000 records at present. ImageWare has recently received a purchase order from Henepin County to install FaceID-TM-on the network. This will allow for the facial recognition of subjects, based on a composite or image.







IMAGEWARE SOFTWARE, INC.
10883 THORNMINT ROAD                    31                   Phone 619-673-8600
SAN DIEGO, CA 92127                                          FAX 619-673-1770

REQUEST FOR                       VIDEO IMAGING SYSTEM                11/11/99
PROPOSAL #098002                    MILWAUKEE COUNTY
BID #5467





                            Video Imaging System RFP#098002


                                     ATTACHMENT B
                                     ------------

                            VENDOR DATA AND REFERENCE SHEET
                            -------------------------------





IMAGEWARE SOFTWARE, INC.
10883 THORNMINT ROAD                    32                   Phone 619-673-8600
SAN DIEGO, CA 92127                                          FAX 619-673-1770

REQUEST FOR                       VIDEO IMAGING SYSTEM                11/11/99
PROPOSAL #098002                    MILWAUKEE COUNTY
BID #5467






















IMAGEWARE SOFTWARE, INC.
10883 THORNMINT ROAD                    33                   Phone 619-673-8600
SAN DIEGO, CA 92127                                          FAX 619-673-1770

REQUEST FOR                       VIDEO IMAGING SYSTEM                11/11/99
PROPOSAL #098002                    MILWAUKEE COUNTY
BID #5467



















IMAGEWARE SOFTWARE, INC.
10883 THORNMINT ROAD                    34                   Phone 619-673-8600
SAN DIEGO, CA 92127                                          FAX 619-673-1770

REQUEST FOR                  VIDEO IMAGING SYSTEM                       11/11/99
PROPOSAL #098002               MILWAUKEE COUNTY
BID # 5467



IMAGEWARE EXPERIENCE & SUCCESS STORIES
XImage Corporation has over 60 successful installations using the ForceField technology. There are currently

       - over 3 million arrestees that have been booked using ImageWare systems throughout North America
       -  over 4 million images stored on ImageWare systems worldwide
       -  over 150,000 lineups that have been created on ImageWare systems
       - over 100,000 people booked in the first 4 months of operation using the New York City PD ImageWare system
       - over 1 million images stored in the state of Florida on ImageWare systems
       - over 800,000 images stored in the state of Washington on ImageWare systems &
       - over 434,000 bookings stored on the Orange County, Florida ImageWare system.



OTHER NOTABLE BOOKING INSTALLATIONS

       -  Las Vegas Metro PD (Partnered with PRC/Litton and NEC)
       -  Indianapolis PD
       -  King County (Seattle)
       -  Multnomah County (Portland)
       -  Sonoma County
       -  Orange County
       -  Clackamas County
       -  Marion County
       -  Yolo County
       -  Tacoma PD







IMAGEWARE SOFTWARE, INC.               35                     Phone 619-673-8600
10883 THORNMINT ROAD                                            FAX 619-673-1770
SAN DIEGO, CA 92127

REQUEST FOR                  VIDEO IMAGING SYSTEM                       11/11/99
PROPOSAL #098002               MILWAUKEE COUNTY
BID # 5467


IMAGEWARE EXECUTIVES


S. JAMES MILLER, JR., CHAIRMAN & CEO
       Mr. Miller came to ImageWare in 1990 after 11 years at Oak Industries, Inc. Most recently a Senior Vice President for the publicly traded company, Mr. Miller also served as Chief Legal Officer, Chief Administrative Officer and President of the company's Far East manufacturing subsidiaries. At Oak Industries, Mr. Miller's responsibilities included business acquisitions, divestitures and financing. He also headed the negotiation of technology licensing arrangements. Mr. Miller holds a J.D. in Law (WITH HONORS) from the University of San Diego School of Law, and a B.A. in History and Economics (SUMMA CUM LAUDE) from the University of California at San Diego.


WAYNE G. WETHERELL, VICE PRESIDENT OF FINANCE & CFO
       Prior to becoming ImageWare's Vice President of Finance and CFO, Mr. Wetherell served in a similar capacity at Bilstein Corporation of America (a subsidiary of the Krupp Group) for nearly five years. Before joining Bilstein, he spent 10 years with Oak Industries, Inc., where he served in various capacities, including Director of Finance and Director of Financial Planning and Analysis. His responsibilities included management reporting, financial and strategic planning, and business development. Mr. Wetherell holds a M.S. in Finance and a B.S. in Management from San Diego State University.

PAUL J. DEVERMANN, VICE PRESIDENT OF SALES & BUSINESS DEVELOPMENT
       Prior to joining ImageWare in 1996, Mr. Devermann was the Managing Director and Founding Partner of InTra-International Trade & Transactions, an international consulting and trading company specializing in facilitating business transactions between the U.S. and Japan. Prior to that, Mr. Devermann held the position of Senior Vice President of the San Diego Economic Development Corporation where he was responsible for marketing and development from 1985 to 1990. Mr. Devermann spent the previous ten years with Oak Communications in various capacities of sales, sales management, marketing and business development positions. He holds a B.S. in Marketing from Northern Illinois University and a M.B.A. from the University of Puget Sound.





IMAGEWARE SOFTWARE, INC.               36                     Phone 619-673-8600
10883 THORNMINT ROAD                                            FAX 619-673-1770
SAN DIEGO, CA 92127

REQUEST FOR                  VIDEO IMAGING SYSTEM                       11/11/99
PROPOSAL #098002               MILWAUKEE COUNTY
BID # 5467


KEY PROJECT STAFF

Project Coordinator: Eric Carlgren
                     -------------

Telephone Number: (619) 673-8600
                  --------------

FAX Number: (619) 673-1770
            --------------


Name                             Years With            Project Role
                                 Company
--------------------------------------------------------------------------------

John Canepa                          6                 Software Developer

Renee Gutierrez                      4                 Documentation & Testing

Tracy Toettcher                      6                 Training Manager

Bill Ibbetson                        6                 Director of R&D

Other staff will be identified after contract award.












IMAGEWARE SOFTWARE, INC.               37                     Phone 619-673-8600
10883 THORNMINT ROAD                                            FAX 619-673-1770
SAN DIEGO, CA 92127

REQUEST FOR                  VIDEO IMAGING SYSTEM                      11/11/99
PROPOSAL #098002               MILWAUKEE COUNTY
BID # 5467

WILLIAM J. IBBETSON
3520 MISSION MESA WAY
SAN DIEGO, CA 92120
(619) 582-0830

================================================================================

EMPLOYMENT     IMAGEWARE SOFTWARE, INC. SAN DIEGO, CA
EXPERIENCE     MARCH 1992 TO PRESENT

               CHIEF TECHNICAL OFFICER
               -  Responsible for all technical aspects of the company.
               - Direct technical solutions and industry positioning of products.

               MANAGER, RESEARCH AND DEVELOPMENT
               -  Manage software development team.
               -  Design software applications and utilities.
               -  Conduct new products feasibility studies.
               -  Analyze product/project costs and schedules.

               PHOTO IMAGING SPECIALIST
               -  Develop patented imaging technology.
               -  Design digital image algorithms.
               -  Integrate imaging technologies into software applications.

               INDEPENDENT CONSULTANT, SAN DIEGO, CA
               JUNE 1987 TO PRESENT

               ADMIT 1 TECHNOLOGIES
               -  Designed and developed graphic based screensaver.
               -  Created animation and imaging for screensaver.

               RESOURCE SUPPLY, INC.
               -  Designed accounts payable/receivable database application.
               -  Created an Inventory Control System.

PUBLICATIONS   -  WROX PRESS - TECHNICAL EDITOR
                  Beginners Guide to Visual C+ +, January 1996
               -  VISUAL BASIC PROGRAMMERS JOURNAL - CO-AUTHOR
                  Animation Techniques in VB, February 1996


IMAGEWARE SOFTWARE, INC.               38                    Phone 619-673-8600
10883 THORNMINT ROAD                                          FAX 619-673-1770
SAN DIEGO, CA 92127

REQUEST FOR                  VIDEO IMAGING SYSTEM                      11/11/99
PROPOSAL #098002               MILWAUKEE COUNTY
BID # 5467


PATENTS        -  METHOD AND APPARATUS FOR THE ELECTRONIC TRANSMISSION OF AN
                  IMAGE FROM A PHOTO KIOSK - INVENTOR
                  Patent Pending
               -  IMAGEWARES PATENT PORTFOLIO - TECHNICAL LIAISON
                  U.S. Patent No. 5,345,313 - Image editing system
                  U.S. Patent No. 5,469,536 - Color masking system
                  U.S. Patent No. 5,577,179 - Object layering
                  U.S. Patent No. 5,343,386 - Electronically produced postcards

================================================================================

SPECIALIZED    -  C/C+ + PROGRAMMING
SKILLS         -  MICROSOFT FOUNDATION CLASSES (MFC)
               -  VISUAL BASIC PROGRAMMING
               -  RDBMS DESIGN, INTEGRATION AND MANAGEMENT
               -  DIGITAL PHOTO IMAGING MANIPULATION/ENHANCEMENT
               -  NOVELL/NT SERVER CONFIGURATION, CONNECTIVITY AND
                  ADMINISTRATION
               -  INTERNET/INTRANET APPLICATION DEVELOPMENT

EDUCATION      COLEMAN COLLEGE                 COMPUTER ELECTRONICS TECHNOLOGY
               GRADUATE 1992                   1990-1992
               HONORS - TOP 5% OF CLASS        COMPUTER HARDWARE SPECIALIST
               DEANS LIST - 3.947 GPA

ADDITIONAL     -  NETSCAPE DEVELOPERS CONFERENCE
TRAINING       -  MICROSOFT MFC DEVELOPERS CONFERENCE
               -  MICROSOFT INTERACTIVE MULTIMEDIA CONFERENCE



IMAGEWARE SOFTWARE, INC.               39                    Phone 619-673-8600
10883 THORNMINT ROAD                                          FAX 619-673-1770
SAN DIEGO, CA 92127

REQUEST FOR                       VIDEO IMAGING SYSTEM                11/11/99
PROPOSAL #098002                    MILWAUKEE COUNTY
BID #5467


JOHN J. CANEPA

SENIOR SOFTWARE ENGINEER
------------------------

SUMMARY OF EXPERIENCE

Five years experience in the imaging software industry. Senior developer for windows based law enforcement applications. Designed user interface, database search tools and data acquisition screens for digital booking and investigative applications. Worked directly with the State of Arizona in design, development and acceptance of the AZAFIS Mug Photo System.


EMPLOYMENT HISTORY

FEBRUARY 1993 TO PRESENT. SOFTWARE ENGINEER, IMAGEWARE SOFTWARE, INC.
Hired for quality assurance and software support. Moved into programming to modify existing code for product updates. Experience using VB, C++, MFC, ODBC, and SQL on Windows 3.1, Windows 95 and Windows NT. Developed data acquisition applications for in house utilities. Designed algorithm to rotate 2D raster objects in 3D using OpenGL. Senior software engineer for the development of the Crime Capture System (CCS). Experienced in developing user interface, data entry and database query applications using ODBC and MFC. Developed multithreaded Windows 95/NT law enforcement investigative application for searching UNIX booking database.


OCTOBER 1991 TO NOVEMBER 1992. MARKETING MANAGER, DESIGN DRAFTING AND ENGINEERING, INC.
Designed and maintained customer contact management software and database. Managed direct marketing for the sales of CAD/CAM software.

EDUCATION

B.A. Applied Mathematics, University of California, San Diego, 1993






IMAGE SOFTWARE, INC.
10883 THORNMINT ROAD                    40                   Phone 619-673-8600
SAN DIEGO, CA 92127                                          FAX 619-673-1770

REQUEST FOR                  VIDEO IMAGING SYSTEM                      11/11/99
PROPOSAL #098002               MILWAUKEE COUNTY
BID # 5467


RENEE GUTIERREZ

TECHNICAL DOCUMENTATION DEVELOPER

SUMMARY OF EXPERIENCE
Ms. Gutierrez has 8 years of experience in the computer software industry. She has 7 years of documentation and user interface design experience with extensive recent experience in the usability of law enforcement software.

EMPLOYMENT HISTORY

MAY 1995 TO PRESENT. IMAGEWARE SOFTWARE, INC.
- Create software user manuals, including research, writing, and design. Test software for usability and develop hypertext On-line Help. Coordinate with clients and R&D and Marketing departments to design print reports, user interface and icons for all law enforcement applications.

- Responsible for all Webmaster duties, including design and creation of HTML pages, graphics, photo-imaging, and Web conferencing maintenance.

NOVEMBER 1994 TO PRESENT. INDEPENDENT CONTRACTOR
- CASIO INC. - Created software user manual and On-Line Help file for Windows interface to the Casio B.O.S.S.

- ABACUS DATA SYSTEMS - Created software user manuals for Windows based legal/attorney software.

- WINDOWS LINK, INC. - Created software user manual and On-Line Help file for Windows interface to Royal and Sharp handheld organizers.

- PERSONAL RESOURCE SYSTEMS - Created software user manual and On-Line Help file for Windows Time Management software.

- EAGLE INTERNATIONAL - Created software user manual and On-Line Help file for Windows PIM.

- KINGSLEY MACHINE COMPANY - Created software user manual and On-Line Help file for Windows desktop publishing program. In addition created manual for foil stamping hardware.

NOVEMBER 1994 TO MAY 1995.  STELLCOM TECHNOLOGIES
Independent Contractor. Worked as a contract Technical Writer and Quality Assurance Engineer.

- EDITPRO CORPORATION - Created software user manual and On-Line Help file for Windows program editor.

- INTUIT - Performed Quality Assurance testing on in-house Windows referral program. Wrote training documentation and trained staff in use of the Partners-TM- program.


IMAGEWARE SOFTWARE, INC.               41                    Phone 619-673-8600
10883 THORNMINT ROAD                                          FAX 619-673-1770
SAN DIEGO, CA 92127

REQUEST FOR                       VIDEO IMAGING SYSTEM                11/11/99
PROPOSAL #098002                    MILWAUKEE COUNTY
BID #5467

- HORIZONS TECHNOLOGY, INC. - Created documentation for CD Rom Maps software and LAN auditing software.

JULY 1993 TO OCTOBER 1994. POLARIS SOFTWARE, INC.
- Manager, Information Development. Created software user manuals, including research, writing, and design. Tested software for usability and developed hypertext On-Line Help. Coordinated with Usability, Development, and Marketing departments on design and implementation.

MARCH 1991 TO JULY 1993. MIDRANGE COMPUTING
- Assistant Director Software Division. Coordinated all software sales, technical support, and marketing. Senior technical writer of software manuals. Administered technical support through diagnostics and troubleshooting. Trained and supervised technical support and sales staffs.
- Assistant Manager, Business to Business Sales. Trained and supervised staff in sales of technical manuals, software, and trade journal. Coordinated trade shows and training seminars.


EDUCATION

B.A., English, University of Arizona, Tucson, AZ, 1985


IMAGE SOFTWARE, INC.
10883 THORNMINT ROAD                    42                   Phone 619-673-8600
SAN DIEGO, CA 92127                                          FAX 619-673-1770

REQUEST FOR                  VIDEO IMAGING SYSTEM                      11/11/99
PROPOSAL #098002               MILWAUKEE COUNTY
BID # 5467


OTHER C.R.I.M.E.S. REFERENCES

AZ DPS                                 Cyndy Pellien            602-223-2401
Los Angeles SO                         Sgt. Bill Conley         562-866-9061
Corona PD CA                           Danny Verdugo            909-279-3642
Raynham PD MA                          Lou Pacheco              508-824-2727
Independence PD KS                     Harry Smith              316-332-1700
Little Rock PD AR                      Chuck Ray                501-371-4660
Long Island Railroad Police            Kevin Farrell            718-558-3346
Naval Investigative Service            Brandon Armstrong        619-556-1386
E. Prvidence PD RI                     Capt Broadmeadow         401-435-7626
San Diego PD CA                        David Cavanaugh          619-531-2623
San Diego SO CA                        Mark Kelly               619-258-3100
Monroe SO NY                           Jim Beikirch             716-428-5432
Placentia PD CA                        Matt Reynolds            714-993-8164
Austin PD TX                           Cheryl Bowne             512-480-5145
Visalia PD CA                          Det Sharon Brown         209-738-3235
Wilson County SO TN                    Lt Bob White             615-444-1459
San Bernardino SO CA                   Dep Karen Rice           909-387-8812
Los Angeles PD CA                      Det Tom Barnhart         818-756-8553
Bullhead City PD AZ                    Capt Rodney Head         520-763-9200
Arlington, PD TX                       Det Pat Smith            817-459-5710
New York City Police Department        Lt. Brian Griffin        212-374-5020
Clackamas County Sheriff's Office      Joanne LeBreun           503-650-3155
Stanislaus County Sheriff's Office     Gordon Brusso            209-525-7279
Santa Ana Police Department            Lt. George Saadeh        714-245-8410
Henepin County Sheriff's Dept          Sheryl Loose             612-348-9648


IMAGEWARE SOFTWARE, INC.               43                    Phone 619-673-8600
10883 THORNMINT ROAD                                          FAX 619-673-1770
SAN DIEGO, CA 92127

REQUEST FOR                       VIDEO IMAGING SYSTEM                11/11/99
PROPOSAL #098002                    MILWAUKEE COUNTY
BID #5467


2.4 MAINTENANCE
-------------------------------------------------------------------------------

Maintenance for the system will be 7 days per week, 24 hours a day, with all agencies in MILWAUKEE COUNTY SHERIFF'S OFFICE having just one toll-free number to call for service. ImageWare will meet the response times as outlined in the RFP. Initial calls will be received by the IWS Help Desk. If no one is available, a call back will be made within 1 hour. Within a 8 hour period, a hardware technician will be on-site to troubleshoot and correct the problem.

If any installation within any agency will require access to restricted areas by IWS employees, it is expected that information will be given to ImageWare during contract negotiations. ImageWare will make any and all information available to the MILWAUKEE COUNTY SHERIFF'S OFFICE for each employee who must have access to the restricted areas.

The equipment and software supplied as part of this proposal will be fully guaranteed for a minimum period of 12 months. All prices quoted as part of this proposal are guaranteed for a period of 12 months.

The central server comes complete with dial-in modem, and the IBM Netfinity Manager software and clients installed on each supplied workstation. This will enable the customer service rep to access, and actually 'take over' workstations when necessary to diagnose and repair any problems.

Software support first level is via toll free number to phone support. This customer service rep has the ability to escalate the problem up to level 2 support, which is an R&D engineer. It that person requires an on-site rep, one will be dispatched. We also include IBM hardware support with each IBM system. Sometimes, the ImageWare programmer just needs a set of hands and eyes on-site, and an IBM technician will be dispatched. Dial-in access is available to both levels 1 and 2, and using Netfinity Manager, many problems can be diagnosed and resolved by 'taking over' the workstation that is having problems, seeing the error happen, and resolving the situation immediately via remote connection.


2.5 TRAINING
-------------------------------------------------------------------------------

Training will be accomplished at each agency location, using their system equipment. All handout materials and reference materials will be furnished. It is recommended that at least one training session be video taped and duplicated for each agency for on-going training purposes. This proposal includes two full days of training of no more than 20 people at a time.

For Training schedules see page 26.

IMAGEWARE SOFTWARE, INC.
10883 THORNMINT ROAD                    44                   Phone 619-673-8600
SAN DIEGO, CA 92127                                          FAX 619-673-1770

REQUEST FOR                       VIDEO IMAGING SYSTEM                11/11/99
PROPOSAL #098002                    MILWAUKEE COUNTY
BID #5467


2.6 WORKPLAN
-------------------------------------------------------------------------------

PROJECT ORGANIZATIONS & STAFFING
--------------------------------

A Project Manager will be named by ImageWare Software, Inc., to oversee and manage the planning, monitoring, reporting, and acceptance of the system outlined in the proposal if ImageWare is the successful vendor. This person's resume will be supplied during contract negotiations. It is expected that the MILWAUKEE COUNTY SHERIFF'S OFFICE will also name a Project Coordinator who will work with the IWS Project Manager, who will be responsible for all tasks outlined as COUNTY responsibility on the task list.

APPROACH TO PROJECT
-------------------
ImageWare has a well-defined, disciplined approach to program management which includes:

    -  Attention to customer satisfaction
    - Regular communications with customer via weekly status meetings, monthly project status reports, and quarterly reviews
    -  Regularly scheduled status meetings with the project staff

ImageWare will avoid and mitigate risks by reviewing, prioritizing, and monitoring key project risks throughout the project life cycle. Identified project risks will be recorded and tracked to resolution. Identification of risks and potential mitigation plans will be reviewed with the project staff monthly, documented in the project reports, and presented to the MILWAUKEE COUNTY SHERIFF'S OFFICE's Project Coordinator during the project reviews. By identifying risks early before they have impacted the project, the actual impact to the project can be decreased, if not totally eliminated. An inescapable fact of project management is that there are always risks. The key to ensuring a successful project is to manage them. This means the following must be done early, before the risk actually impacts the project:

    -  Identify risks (technical, schedule, and cost)
    -  Prioritize and quantify risks
    -  Assign responsibility
    -  Mitigate (determine mitigation action, responsible person, due date)
    -  Track Progress


IMAGEWARE SOFTWARE, INC.
10883 THORNMINT ROAD                    45                   Phone 619-673-8600
SAN DIEGO, CA 92127                                          FAX 619-673-1770

REQUEST FOR                  VIDEO IMAGING SYSTEM                      11/11/99
PROPOSAL #098002               MILWAUKEE COUNTY
BID # 5467


--------------------------------
  CUSTOMIZATION DEFINITION
--------------------------------
                                     --------------------------------
                                       CUSTOMIZATION IMPLEMENTATION
                                     --------------------------------
PHASE 1: TASKS                                                                ---------------
--------------                                                                  DEPLOYMENT
- Define field definitions                                                    ---------------
- Define field validation rules                                                                            ---------------------
- Define code tables                    PHASE 2: TASKS                                                      MAINTENANCE SUPPORT
- Define print formats, Audit Trail     --------------                                                     ---------------------
                                        - Implement customized database
- Define Mandatory Fields               - Implement field validation rules
                                        - Implement customized screens        PHASE 3: TASKS
- Site Surveys                          - Implement Audit Trail reports       --------------
- Procure Components                                                          - Integration
                                        - Develop installation plan           - Installation                 PHASE 4: TASKS
PHASE 1: MILESTONES                     - Develop acceptance test document    - Training                     --------------
-------------------                     - Develop training material           - System Acceptance            - HW & SW Maintenance
- Specifications Review                 - Develop user manuals                                                - Enhancements &
- Purchase Order Issued                                                                                          upgrades (Option)
                                        PHASE 2: MILESTONES
PHASE 1: DELIVERABLES                   -------------------                   PHASE 3: MILESTONES
---------------------                   - Ready-To-Ship Review                -------------------
- Specifications Document               - Installation Schedule Review         - Site Reviews
- Installation Schedule (preliminary)                                          - Final System Acceptance      PHASE 4: MILESTONES
- Purchase Order                        PHASE 2: DELIVERABLES                                                --------------------
                                        ---------------------                                                - Maint. Plan Review
                                        - Acceptance Test Plan                PHASE 3: DELIVERABLES
                                        - Installation Schedule               ---------------------
                                                                              - Site hardware                PHASE 4: DELIVERABLES
                                                                              - Site software                ---------------------
                                                                              - Training Material            - Help Desk Incidence
                                                                              - User Manual                      Statistics
                                                                              - System Administration        - Maint. Plan
                                                                                  Manual


IMAGEWARE SOFTWARE, INC.
10883 THORNMINT ROAD                    46                   619-673-8600 voice
SAN DIEGO, CA 92127                                            619-673-1770 Fax

REQUEST FOR                  VIDEO IMAGING SYSTEM                      11/11/99
PROPOSAL #098002               MILWAUKEE COUNTY
BID # 5467


2.7 FINANCIAL STABILITY
-------------------------------------------------------------------------------

IWS has included financial statements from 1996, 1997 and through November of 1998. When reviewing the attached financials for November 30, 1998 several issues should be noted. On the Consolidating Income Statement included in the 11 months, results are approximately $1 million of one time costs related to the acquisition and integration of XImage operations into ImageWare. When reviewing the 11/30/98 Balance Sheet, the fact is that IMAGEWARE IS (AS OF 3/1/99) LESS THAN THIRTY DAYS AWAY FROM FUNDING A $10,000,000 EQUITY FROM A GROUP OF INSTITUTIONAL INVESTORS LED BY J.P. MORGAN. A summarized pro-forma balance sheet is provided below which shows the 11/30/98 balance sheet assuming the equity investment and the planned immediate use of funds for debt and liabilities had already taken place.


Balance Sheet 11/30/98                       Actual          Pro-Forma
                                          -------------------------------
Cash                                         223,627           5,623,627
Other Current Assets                       1,538,815           1,538,815
Fixed Assets                                 273,876             273,876
Other Assets                               3,133,738           3,133,738
                                          -------------------------------
   Total Assets                            5,170,056          10,570,056

Current Liabilities                        5,305,564           1,555,564
Long Term Liabilities                        674,059             674,059
                                          -------------------------------
   Total Liabilities                       5,979,623           2,229,623

Stockholders Equity                         (809,567)          8,340,433

                                          -------------------------------
   Total Liabilities and S. E.             5,170,056          10,570,056
                                          -------------------------------

IMAGEWARE SOFTWARE, INC.
10883 THORNMINT ROAD                    47                   619-673-8600 voice
SAN DIEGO, CA 92127                                            619-673-1770 Fax